                               WEALTH STRATEGIES
 AllianceBernstein Wealth Strategies
 Portfolio Solutions Designed to Balance Risk and Return.


Wealth Strategies

                                       [GRAPHIC]

                                        Wealth Appreciation Strategy

                                       [GRAPHIC]

                                        Balanced Wealth Strategy

                                       [GRAPHIC]

                                        Wealth Preservation Strategy

Tax-Managed Wealth Strategies

                                       [GRAPHIC]

                                        Wealth Appreciation Strategy

                                       [GRAPHIC]

                                        Balanced Wealth Strategy

                                       [GRAPHIC]

                                        Wealth Preservation Strategy




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                       ALLIANCEBERNSTEIN

                                          Investments




                                                                     Prospectus
                                                              December 29, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                              Page

SUMMARY INFORMATION..........................   4

ALLIANCEBERNSTEIN WEALTH APPRECIATION
  STRATEGY...................................   6

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY...   8

ALLIANCEBERNSTEIN WEALTH PRESERVATION
  STRATEGY...................................  10

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH
  APPRECIATION STRATEGY......................  12

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH
  STRATEGY...................................  14

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH
  PRESERVATION STRATEGY......................  16

RISKS SUMMARY................................  18

FEES AND EXPENSES OF THE STRATEGIES..........  20

INVESTING IN THE STRATEGIES..................  23
How to Buy Shares............................  23
The Different Share Class Expenses...........  24
Sales Charge Reduction Programs..............  25

                                                 Page
CDCS Waivers and Other Programs.................  26
The "Pros" and "Cons" of Different Share Classes  27
Payments to Financial Advisors and Their Firms..  27
How to Exchange Shares..........................  29
How to Sell or Redeem Shares....................  29
Frequent Purchases and Redemptions of Strategy
 Shares.........................................  30
How the Strategies Value Their Shares...........  32

MORE INFORMATION ABOUT THE STRATEGIES AND THEIR
  INVESTMENTS...................................  33

MANAGEMENT OF THE STRATEGIES....................  44

DIVIDENDS, DISTRIBUTIONS AND TAXES..............  51

CONVERSION FEATURE..............................  52

GENERAL INFORMATION.............................  52

GLOSSARY OF INVESTMENT TERMS....................  53

FINANCIAL HIGHLIGHTS............................  55

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION...........................  61

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This prospectus begins with a summary of key information about each of the AllianceBernstein(R) Wealth Strategies. The Summary describes a Strategy's objective, investment strategies, principal risks, and fees. You will find additional information about the Strategies and their investments beginning on page 33.

PERFORMANCE INFORMATION
This Summary includes a table for each Strategy showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Strategy by showing:

.. how the Strategy's average annual returns for one, five and ten years (or over the life of the Strategy) compare to those of a broad based securities market index; and

.. how the Strategy's performance changed from year to year over the life of the Strategy.

                                  PLEASE NOTE

  A Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Strategy.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Strategy. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Strategy that shows the Strategy's risk profile as compared to our other funds. The bar chart for each Strategy also gives an indication of a Strategy's overall risk. A Strategy with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Strategy followed by an explanation of these risks. Generally, each Strategy has broad risks that apply to all funds, such as market risk, interest rate risks or credit risks, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid- capitalization company risk. The risks of a Strategy may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Strategy. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Strategies is subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Strategy's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Strategy's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch"). A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Strategies'
Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Strategy may purchase a security, regardless of any rating modification, provided the security is rated at or above the Strategy's minimum rating category. For example, a Strategy may purchase a security rated B1 by Moody's, or B- by S&P, provided the Strategy may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

GENERAL

.. The Strategies' investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

.. Three of the Strategies currently seek to achieve their investment objective by investing in portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios"). The Tax-Managed Strategies currently invest directly in securities.

.. Each Strategy may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

.. References to "net assets" mean the assets of a Strategy after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Strategy's investments.

.. The Tax-Managed Strategies seek to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategies' shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by a Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to a Strategy.

AllianceBernstein Wealth Appreciation Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is long-term growth of capital.

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class     Underlying Portfolio      Targeted Blend
--------------------------------------------------------
Stock       U.S. Large Cap Growth             24.00%
            ----------------------------- --------------
            U.S. Value                        24.00%
            ----------------------------- --------------
            U.S. Small/Mid-Cap Growth          7.50%
            ----------------------------- --------------
            U.S. Small/Mid-Cap Value           7.50%
            ----------------------------- --------------
            International Growth              13.50%
            ----------------------------- --------------
            International Value               13.50%
----------- ----------------------------- --------------
Real Estate Global Real Estate Investment     10.00%
----------- ----------------------------- --------------

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy's targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the large internal value research staff of the Adviser's Bernstein unit ("Bernstein"), which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

PRINCIPAL RISKS:

..Market Risk               .Currency Risk
..Foreign (Non-U.S.) Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                  Since
                                                      1 Year** Inception**
--------------------------------------------------------------------------
Class A*** Return Before Taxes                          6.20%    12.41%
           ------------------------------------------ -------- -----------
           Return After Taxes on Distributions          6.06%    12.26%
           ------------------------------------------ -------- -----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                      4.12%    10.63%
---------- ------------------------------------------ -------- -----------
Class B    Return Before Taxes                          6.09%    12.97%
---------- ------------------------------------------ -------- -----------
Class C    Return Before Taxes                          9.10%    13.66%
---------- ------------------------------------------ -------- -----------
Advisor    Return Before Taxes
Class                                                  11.18%    14.78%
---------- ------------------------------------------ -------- -----------
S&P 500    (reflects no deduction for fees, expenses,
Index      or taxes)                                    4.91%    12.55%
---------- ------------------------------------------ -------- -----------
70% S&P    (reflects no deduction for fees, expenses,
500 Index/ or taxes)
30% MSCI
EAFE
Index#                                                  7.50%    15.74%
---------- ------------------------------------------ -------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 9/2/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 70% S&P 500 Index/ 30% MSCI EAFE Index shows how the
  Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.



BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 8.23%.



                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  -----   ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    13.68   10.88

                             Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:


Best Quarter was up 10.82%, 4th quarter, 2004; and Worst Quarter was down -3.27%, 1st quarter, 2005.

AllianceBernstein Balanced Wealth Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class     Underlying Portfolio      Targeted Blend
--------------------------------------------------------
Stock       U.S. Large Cap Growth             15.50%
            ----------------------------- --------------
            U.S. Value                        15.50%
            ----------------------------- --------------
            U.S. Small/Mid-Cap Growth          3.75%
            ----------------------------- --------------
            U.S. Small/Mid-Cap Value           3.75%
            ----------------------------- --------------
            International Growth               8.25%
            ----------------------------- --------------
            International Value                8.25%
----------- ----------------------------- --------------
Real Estate Global Real Estate Investment     10.00%
----------- ----------------------------- --------------
Bond        High-Yield                         7.00%
            ----------------------------- --------------
            Intermediate Duration             28.00%
----------- ----------------------------- --------------

Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily, only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed bonds). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade.


PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                               Since
                                                   1 Year** Inception**
-----------------------------------------------------------------------
Class A*** Return Before Taxes                      3.12%      9.16%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions      2.16%      8.65%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                  2.22%      7.61%
---------- --------------------------------------- -------- -----------
Class B    Return Before Taxes                      2.95%      9.64%
---------- --------------------------------------- -------- -----------
Class C    Return Before Taxes                      6.04%     10.44%
---------- --------------------------------------- -------- -----------
Advisor    Return Before Taxes
Class                                               8.10%     11.54%
---------- --------------------------------------- -------- -----------
S&P 500    (reflects no deduction for fees,
Index      expenses, or taxes)                      4.91%     12.55%
---------- --------------------------------------- -------- -----------
60% S&P    (reflects no deduction for fees,
500 Index/ expenses, or taxes)
40% LB
U.S.
Aggregate
Index#                                              3.92%      8.79%
---------- --------------------------------------- -------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 9/2/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 60% S&P 500 Index/ 40% LB U.S. Aggregate Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 7.19%.



                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    11.41    7.73

                              Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:


Best Quarter was up 7.65%, 4th quarter, 2004; and Worst Quarter was down -2.60%, 1st quarter, 2005.

AllianceBernstein Wealth Preservation Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class      Underlying Portfolio      Targeted Blend
---------------------------------------------------------
Stock       U.S. Large Cap Growth               7.50%
            ------------------------------ --------------
            U.S. Value                          7.50%
            ------------------------------ --------------
            U.S. Small/Mid-Cap Growth           1.25%
            ------------------------------ --------------
            U.S. Small/Mid-Cap Value            1.25%
            ------------------------------ --------------
            International Growth                3.75%
            ------------------------------ --------------
            International Value                 3.75%
----------- ------------------------------ --------------
Real Estate Global Real Estate Investment      10.00%
----------- ------------------------------ --------------
Bond        Inflation-Protected Securities     10.00%
            ------------------------------ --------------
            Intermediate Duration              27.50%
----------- ------------------------------ --------------
Short       Short-term Duration
Duration
Bond                                           27.50%
----------- ------------------------------ --------------

Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed bonds). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                               Since
                                                   1 Year** Inception**
-----------------------------------------------------------------------
Class A*** Return Before Taxes                     (0.11)%     5.39%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions     (0.78)%     4.72%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                   0.00%     4.24%
---------- --------------------------------------- -------- -----------
Class B    Return Before Taxes                     (0.33)%     5.83%
---------- --------------------------------------- -------- -----------
Class C    Return Before Taxes                       2.58%     6.58%
---------- --------------------------------------- -------- -----------
Advisor    Return Before Taxes
Class                                                4.62%     7.62%
---------- --------------------------------------- -------- -----------
LB U.S.    (reflects no deduction for fees,
Aggregate  expenses, or taxes)
Index                                                2.43%     3.14%
---------- --------------------------------------- -------- -----------
30% S&P    (reflects no deduction for fees,
500 Index/ expenses, or taxes)
70% LB
U.S.
Aggregate
Index#                                               3.17%     5.96%
---------- --------------------------------------- -------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 9/2/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
# The information in the 30% S&P 500 Index/ 70% LB U.S. Aggregate Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 5.63%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     8.06    4.33

                             Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

Best Quarter was up 4.63%, 4th quarter, 2004; and
Worst Quarter was down -1.90%, 1st quarter, 2005.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is long-term growth of capital.

The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategies' growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:

..Market Risk               .Currency Risk
..Foreign (Non-U.S.) Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                               Since
                                                   1 Year** Inception**
-----------------------------------------------------------------------
Class A*** Return Before Taxes                       7.16%    11.89%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions       6.98%    11.80%
           --------------------------------------- -------- -----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                   4.91%    10.22%
---------- --------------------------------------- -------- -----------
Class B    Return Before Taxes                       7.09%    12.49%
---------- --------------------------------------- -------- -----------
Class C    Return Before Taxes                      10.09%    13.22%
---------- --------------------------------------- -------- -----------
Advisor    Return Before Taxes
Class                                               12.17%    14.32%
---------- --------------------------------------- -------- -----------
S&P 500    (reflects no deduction for fees,
Index      expenses, or taxes)                       4.91%    12.55%
---------- --------------------------------------- -------- -----------
70% S&P    (reflects no deduction for fees,
500 Index/ expenses, or taxes)
30% MSCI
EAFE
Index#                                               7.50%    15.74%
---------- --------------------------------------- -------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 9/2/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
# The information in the 70% S&P 500 Index/ 30% MSCI EAFE Index shows how the
  Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 6.13%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  -----   ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    12.03   11.94

                             Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

Best Quarter was up 9.99%, 4th quarter, 2004; and
Worst Quarter was down -2.48%, 1st quarter, 2005.

AllianceBernstein Tax-Managed Balanced Wealth Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy's equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value and U.S. and non-U.S. companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by (+/-)5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities

("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 1.82%  (1.12)%  5.30%
---------- ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 1.75%  (1.25)%  3.41%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Strategy Shares         1.55%  (0.97)%  3.66%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.59%  (1.00)%  5.13%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 4.49%  (0.98)%  4.99%
---------- ----------------------------------- ------ ------- --------
Advisor    Return Before Taxes
Class***                                       6.65%    0.02%  6.07%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
5-yr Gen'l expenses, or taxes)
Obl. Muni
Bond Index                                     1.07%    4.60%  4.82%
---------- ----------------------------------- ------ ------- --------
50% S&P    (reflects no deduction for fees,
500 Index/ expenses, or taxes)
50%
Lehman
5-yr Gen'l
Bond
Index#                                         2.99%    2.57%  6.95%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. ***Inception date for Advisor Class shares: 9/2/03. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
# The information in the 50% S&P 500 Index/ 50% Lehman 5-yr Gen'l Bond Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 4.37%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 11.10   13.80   24.87   14.86   -2.21  -14.49  -13.39   17.51    6.65    6.35

                              Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

Best Quarter was up 18.92%, 4th quarter, 1998; and
Worst Quarter was down -13.62%, 3rd quarter, 2001.

AllianceBernstein Tax-Managed Wealth Preservation Strategy
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by (+/-)5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year  5 Years 10 Years
-----------------------------------------------------------------------
Class A**  Return Before Taxes                 (0.28)%  1.64%   5.00%
           ----------------------------------- ------- ------- --------
           Return After Taxes on Distributions (0.32)%  1.10%   3.30%
           ----------------------------------- ------- ------- --------
           Return After Taxes on Distributions
           and Sale of Strategy Shares           0.22%  1.12%   3.32%
---------- ----------------------------------- ------- ------- --------
Class B    Return Before Taxes                 (0.68)%  1.79%   4.86%
---------- ----------------------------------- ------- ------- --------
Class C    Return Before Taxes                   2.32%  1.81%   4.72%
---------- ----------------------------------- ------- ------- --------
Advisor    Return Before Taxes
Class***                                         4.44%  2.84%   5.77%
---------- ----------------------------------- ------- ------- --------
Lehman     (reflects no deduction for fees,
5-yr Gen'l expenses, or taxes)
Obl. Muni
Bond Index                                       1.07%  4.60%   4.82%
---------- ----------------------------------- ------- ------- --------
70%        (reflects no deduction for fees,
Lehman     expenses, or taxes)
5-yr Gen'l
Obl. Muni
Bond
Index/ 30%
S&P 500
Index#                                           2.22%  3.38%   6.10%
---------- ----------------------------------- ------- ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. ***Inception date for Advisor Class shares: 9/2/03. Performance information for periods prior to the inception of Advisor Class Shares is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
# The information in the 70% Lehman 5-yr Gen'l Obl. Muni Bond Index/ 30% S&P
  500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 3.26%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  6.95   11.69   14.07    4.61    5.33   -4.08    0.22    8.72    4.12    4.15

                             Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

Best Quarter was up 6.86%, 4th quarter, 1998; and
Worst Quarter was down -4.06%, 3rd quarter, 2001.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Strategy's portfolio (including the Underlying Portfolios for those Strategies investing in Underlying Portfolios) as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Strategies and Their Investments."

MARKET RISK
This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Strategy's investments in fixed-income securities. When interest rates rise, the value of a Strategy's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Strategies that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Strategies may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Strategy, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK
A Strategy's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Strategy's investments in a country other than the United States. To the extent a Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Strategy's investments or reduce the returns of a Strategy.

LEVERAGE RISK
When a Strategy borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Strategy's investments. A Strategy may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

MANAGEMENT RISK
Each Strategy is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there can be no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------------------------------------------------------
                                             Capital- Interest                     Foreign                               Manage-
                                      Market ization    Rate   Credit Derivatives (Non-U.S.) Currency Leverage Liquidity  ment
Strategy                               Risk    Risk     Risk    Risk     Risk        Risk      Risk     Risk     Risk     Risk
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation
 Strategy                               .       .                          .          .         .        .         .        .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
 Strategy                               .       .        .       .         .          .         .        .         .        .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Preservation
 Strategy                               .       .        .       .         .          .         .        .         .        .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Tax-Managed Wealth
 Appreciation Strategy                  .       .                          .          .         .        .         .        .
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AllianceBernstein Tax-Managed
 Balanced Wealth Strategy               .       .        .       .         .          .         .        .         .        .
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AllianceBernstein Tax-Managed Wealth
 Preservation Strategy                  .       .        .       .         .          .         .        .         .        .
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FEES AND EXPENSES OF THE STRATEGIES
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                 WHY ARE STRATEGY FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Strategy. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Strategy. You pay other fees and expenses indirectly because they are deducted from a Strategy's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A   Class B     Class C   Advisor Class
                                                      Shares    Shares      Shares       Shares
                                                     --------- ---------- ----------- -------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 4.25% (a)    None       None         None

Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or redemption
 proceeds, whichever is lower)                       None (a)  4.00%* (a) 1.00%** (a)     None

Exchange Fee                                           None       None       None         None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Strategies--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.
**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including the pro rata share of expenses of the Underlying Portfolio for the Strategies that invest in them) that you may pay if you buy and hold shares of a Strategy. The Examples are intended to help you compare the cost of investing in the Strategies with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                               Operating Expenses
      --------------------------------------------------------------------
                                                                   Advisor
      AllianceBernstein                    Class A Class B Class C  Class
      Wealth Appreciation Strategy         ------- ------- ------- -------
       Management Fees                       .65%    .65%    .65%    .65%
       Distribution and/or Service (12b-1)
        Fees                                 .30%   1.00%   1.00%   None
       Other Expenses:
         Transfer Agent                      .11%    .13%    .12%    .11%
         Other Expenses                      .06%    .06%    .06%    .06%
                                            ----    ----    ----    ----
       Total Other Expenses                  .17%    .19%    .18%    .17%
       Acquired Fund Fees and
        Expenses (Underlying
        Portfolios) (a)                      .07%    .07%    .07%    .07%
                                            ----    ----    ----    ----
       Total Strategy Operating
        Expenses (b)                        1.19%   1.91%   1.90%   0.89%
                                            ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  541   $  594   $  194    $  293   $  193   $   91
After 3 Years  $  787   $  800   $  600    $  597   $  597   $  284
After 5 Years  $1,052   $1,032   $1,032    $1,026   $1,026   $  493
After 10 Years $1,807   $2,045   $2,045    $2,222   $2,222   $1,096

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Balanced Wealth Strategy     ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .09%    .11%    .10%    .09%
             Other Expenses              .05%    .04%    .04%    .05%
                                        ----    ----    ----    ----
           Total Other Expenses          .14%    .15%    .14%    .14%
           Acquired Fund Fees and
            Expenses (Underlying
            Portfolios) (a)              .07%    .07%    .07%    .07%
                                        ----    ----    ----    ----
           Total Strategy Operating
            Expenses (b)                1.06%   1.77%   1.76%   0.76%
                                        ====    ====    ====    ====

                                   Examples

                              Examples
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  528   $  580   $  180    $  279   $  179    $ 78
After 3 Years  $  748   $  757   $  557    $  554   $  554    $243
After 5 Years  $  985   $  959   $  959    $  954   $  954    $422
After 10 Years $1,664   $1,897   $1,897    $2,073   $2,073    $942

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Wealth Preservation Strategy ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .08%    .09%    .08%    .08%
             Other Expenses              .08%    .09%    .08%    .09%
                                        ----    ----    ----    ----
           Total Other Expenses          .16%    .18%    .16%    .17%
           Acquired Fund Fees and
            Expenses (Underlying
            Portfolios) (a)              .06%    .06%    .06%    .06%
                                        ----    ----    ----    ----
           Total Strategy Operating
            Expenses (b)                1.07%   1.79%   1.77%   0.78%
                                        ====    ====    ====    ====

                                   Examples

                              Examples
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  529   $  582   $  182    $  280   $  180    $ 80
After 3 Years  $  751   $  763   $  563    $  557   $  557    $249
After 5 Years  $  990   $  970   $  970    $  959   $  959    $433
After 10 Years $1,675   $1,916   $1,916    $2,084   $2,084    $966

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Please refer to the footnotes on page 22.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Tax-Managed Wealth           Class A Class B Class C  Class
          Appreciation Strategy        ------- ------- ------- -------
           Management Fees               .65%    .65%    .65%    .65%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .06%    .07%    .06%    .06%
             Other Expenses              .35%    .36%    .35%    .30%
                                        ----    ----    ----    ----
           Total Other Expenses          .41%    .43%    .41%    .36%
                                        ----    ----    ----    ----
           Total Strategy Operating
            Expenses (b)                1.35%   2.08%   2.06%   1.01%
                                        ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  557   $  611   $  211    $  309   $  209   $  103
After 3 Years  $  834   $  852   $  652    $  646   $  646   $  322
After 5 Years  $1,133   $1,119   $1,119    $1,108   $1,108   $  558
After 10 Years $1,980   $2,224   $2,224    $2,390   $2,390   $1,236

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Tax-Managed Balanced         Class A Class B Class C  Class
          Wealth Strategy              ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .10%    .12%    .11%    .10%
             Other Expenses              .22%    .23%    .22%    .22%
                                        ----    ----    ----    ----
           Total Other Expenses          .32%    .35%    .33%    .32%
                                        ----    ----    ----    ----
           Total Strategy Operating
            Expenses (b)                1.17%   1.90%   1.88%    .87%
                                        ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  539   $  593   $  193    $  291   $  191   $   89
After 3 Years  $  781   $  797   $  597    $  591   $  591   $  278
After 5 Years  $1,041   $1,026   $1,026    $1,016   $1,016   $  482
After 10 Years $1,785   $2,032   $2,032    $2,201   $2,201   $1,073

                               Operating Expenses
        ----------------------------------------------------------------
        AllianceBernstein                                       Advisor
        Tax-Managed Wealth           Class A  Class B  Class C   Class
        Preservation Strategy        -------  -------  -------  -------
         Management Fees                .55%     .55%     .55%     .55%
         Distribution and/or Service
          (12b-1) Fees                  .30%    1.00%    1.00%    None
         Other Expenses:
           Transfer Agent               .09%     .12%     .10%     .10%
           Other Expenses               .38%     .38%     .38%     .37%
                                      -----    -----    -----    -----
         Total Other Expenses           .47%     .50%     .48%     .47%
                                      -----    -----    -----    -----
         Total Strategy Operating
          Expenses (b)                 1.32%    2.05%    2.03%    1.02%
                                      =====    =====    =====    =====
         Waiver and/or Expense
          Reimbursement (c)           (0.12)%  (0.15)%  (0.13)%  (0.12)%
                                      -----    -----    -----    -----
         Net Expenses                  1.20%    1.90%    1.90%    0.90%
                                      =====    =====    =====    =====

                                   Examples

                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
                ------- -------- --------- -------- --------- -------
After 1 Year    $  542   $  593   $  193    $  293   $  193   $   92
After 3 Years*  $  814   $  828   $  628    $  624   $  624   $  313
After 5 Years*  $1,107   $1,090   $1,090    $1,081   $1,081   $  552
After 10 Years* $1,938   $2,180   $2,180    $2,348   $2,348   $1,237

+ Assumes redemption at the end of period and, with respect to shares held for ten years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for ten years, conversion of Class B shares to Class A shares after eight years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Strategy expenses is not extended beyond the end of the Strategy's current fiscal year.
(a)"Acquired Fund Fees and Expenses" are based upon the target allocation of the Strategy's assets among the Underlying Portfolios, and may be higher or lower than those shown above.
(b)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.
(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE STRATEGIES
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This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus. Retirement shares of the Strategies (except the Tax-Managed Strategies) are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

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*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is up to:

              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                 0.30%*
Class B                  1.00%
Class C                  1.00%
Advisor Class             None

*The Rule 12b-1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit the payments to 0.30%.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Strategies' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase  CDSC
-------------------  -----
First                4.00%
Second               3.00%
Third                2.00%
Fourth               1.00%
Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Strategy.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights - Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Strategies' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Strategies or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Strategies
The Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Strategy with the value of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Strategies offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Strategies may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDCS WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see the Strategies' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Met Life Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investments
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange, or the Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

Selling Shares Directly to the Strategy
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks.
  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC. .. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies that may be adversely affected by price arbitrage include, in particular, those Strategies that significantly invest in small cap securities, technology and other specific industry sector securities or in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.
 Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES
Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.
If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.

MORE INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS
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This section of the Prospectus provides additional information about the Strategies' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Strategy's investment practices and additional descriptions of each Strategy's strategies, investments, and risks can be found in the Strategies' SAI.

DESCRIPTION OF UNDERLYING PORTFOLIOS

Principal Risks Of Underlying Portfolios
The Underlying Portfolios have risks similar to the overall risks discussed for the Strategies above. The risks include:

.. Market Risk--risk of losses due to adverse changes in the stock or bond market.

.. Industry/Sector Risk--risk that market or economic factors affecting an industry or group of related industries in which an Underlying Portfolio is invested could have a major effect on the value of the Portfolio's investments.

.. Interest Rate Risk--risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income securities.

.. Credit Risk--risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

.. Capitalization Risk--risk that investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. An Underlying Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

.. Foreign (Non-U.S.) Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market.

.. Emerging Market Risk--increased risk of investments in emerging market securities of issuers based in countries with developing economies.

..  Currency Risk--risk that fluctuations in the exchange rates between the U.S.
   Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

.. Derivatives Risk--risk that an Underlying Portfolio's use of derivatives may be riskier than other investment strategies and may result in greater volatility for a Strategy, particularly during periods of market declines.

.. Leverage Risk--risk that when an Underlying Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments.

.. Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

.. Management Risk--each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results.

Investment Objectives and Principal Policies of Underlying Portfolios
The following provides information about the objectives and policies of the Underlying Portfolios. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information:        (800) 221-5672
          For Literature:         (800) 227-4618

AllianceBernstein U.S. Value Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein Unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

AllianceBernstein U.S. Large Cap Growth Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The

Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of October 31, 2006, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

AllianceBernstein Global Real Estate Investment Portfolio. The Portfolio's investment objective is total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts (called "REITs") and other real estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

AllianceBernstein International Value Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

AllianceBernstein International Growth Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

AllianceBernstein Short Duration Bond Portfolio. The Portfolio's investment objective is to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S.-Dollar denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure of sensitivity to interest rates and varies as obligors on debt securities prepay their obligations.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

AllianceBernstein Intermediate Duration Bond Portfolio. The Portfolio's investment objective is to provide a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

AllianceBernstein Inflation-Protected Securities Portfolio. The Portfolio's investment objective is total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 year Index, which as of October 31, 2006 was 3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

AllianceBernstein High-Yield Portfolio. The Portfolio's investment objective is a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

AllianceBernstein Small-Mid Cap Value Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $0.10 billion to approximately $6.85 billion as of October 31, 2006, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

AllianceBernstein Small-Mid Cap Growth Portfolio. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $.09 billion to $7.24 billion as of October 31, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Additional Investment Practices
Each of the Underlying Portfolios may invest in derivatives, such as options, futures, forwards and swaps. The Underlying Portfolios also may:

..  Invest in synthetic foreign equity securities;

..  Enter into forward currency exchange contracts;

..  Enter into repurchase agreements and reverse repurchase agreements;

..  Enter into standby commitment agreements;

..  Invest in convertible securities;

..  Invest in the securities of supranational agencies and other
   "semi-governmental" issuers;

.. Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales; and

..  Invest in rights, warrants, depositary receipts, Exchange Traded Funds
   ("ETFs"), other derivative instruments representing securities of companies or market indices, variable, floating, and inverse floating rate instruments and zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolios' investment practices and associated risks can be found in the Strategies' SAI.

DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy may engage indirectly in one or more of the following investment practices listed below by investing in Underlying Portfolios. For the purposes of this discussion, references to a Strategy include an Underlying Portfolio. AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and
AllianceBernstein Tax-Managed Wealth Preservation Strategy may engage directly in one or more of the following investment practices.

Derivatives
Each Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Strategy's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Strategies may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts include the following:

  --Forward Currency Exchange Contracts. A Strategy may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Strategy may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments include the following:

  --Options on Foreign Currencies. A Strategy invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs.

  --Options on Securities. A Strategy may purchase or write a put or call option on securities. The Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Strategy does not exercise an option, the premium it paid for the option will be lost. Normally, a Strategy will write only "covered" options, which means writing an option for securities the Strategy owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Strategies' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy.

  Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

  --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Strategy against an unexpected change in the rate of inflation measured by an inflation index. A Strategy will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Strategy's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Strategy. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Strategy from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Strategy's portfolio or protecting against an increase in the price of securities a Strategy anticipates purchasing at a later date. A Strategy may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Strategies may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Strategies will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Strategies may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

  The Strategies will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Adjustable Rate Securities
Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Equity-Linked Debt Securities
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC guidelines, the Strategies limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Other Investment Companies
The Strategies may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Strategy acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. A Strategy may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, each Strategy may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Strategy will also receive a fee or interest on the collateral. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Investments in Below Investment Grade Fixed Income Securities
AllianceBernstein Tax-Managed Balanced Wealth Strategy may invest in high-yield, fixed-income and convertible securities rated below investment grade at the time of purchase, or, if unrated, judged by the Adviser to be of comparable quality. These securities (and comparable unrated securities) are commonly referred to as "junk bonds." The Strategy will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality, if the Adviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated D by S&P are in default.

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

The Adviser will try to reduce the risk inherent in investment in below investment grade securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for below investment grade securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing a Strategy's securities than would be the case if a Strategy did not invest in below investment grade.

Mortgage-Backed Securities and Related Risks
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Municipal Securities
Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board, the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy depends in part on the continuing ability of the issuers of municipal securities in which the Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although from time to time there have been proposals which would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

Repurchase Agreements
Each Strategy may enter into repurchase agreements in which a Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale.

When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. The Strategies will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

Variable, Floating and Inverse Floating Rate Securities
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Strategy that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Strategy's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Algeria                   Hungary                   Poland
 Argentina                 India                     Qatar
 Belize                    Indonesia                 Romania
 Brazil                    Israel                    Russia
 Bulgaria                  Jamaica                   Slovakia
 Chile                     Jordan                    Slovenia
 China                     Kazakhstan                South Africa
 Colombia                  Lebanon                   South Korea
 Costa Rica                Malaysia                  Taiwan
 Cote D'Ivoire             Mexico                    Thailand
 Croatia                   Morocco                   Trinidad & Tobago
 Czech Republic            Nigeria                   Tunisia
 Ecuador                   Pakistan                  Turkey
 Egypt                     Panama                    Ukraine
 El Salvador               Peru                      Uruguay
 Guatemala                 Philippines               Venezuela
 Dominican Republic

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Strategy that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Risks of Investments in Fixed-Income Securities
The value of a Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, a Strategy may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the

Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

Unrated Securities
Unrated securities will also be considered for investment by the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objective and policies.

Future Developments
A Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
The Strategies' Board of Trustees may change a Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of a Strategy may be changed without shareholder approval.


Portfolio Turnover
The portfolio turnover rate for each Strategy is included in the Financial Highlights section. The Strategies are actively managed and, in some cases in response to market conditions, a Strategy's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Strategy and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Strategy) debt securities. While the Strategies are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
A description of the Strategies' policies and procedures with respect to the disclosure of the Strategies' and Underlying Portfolios' portfolio securities is available in the Strategies' SAI.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategies. For these advisory services, each of the Strategies paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

                                                   Fee
                                             as a percentage
                                             of average daily   Fiscal
       Strategy                                net assets*    Year Ended
       --------                              ---------------- ----------
       AllianceBernstein Wealth Appreciation
        Strategy                                   .65%        8/31/06
       AllianceBernstein Balanced Wealth
        Strategy                                   .55%        8/31/06
       AllianceBernstein Wealth Preservation
        Strategy                                   .55%        8/31/06
       AllianceBernstein Tax-Managed
        Wealth Appreciation Strategy               .65%        8/31/06
       AllianceBernstein Tax-Managed
        Balanced Wealth Strategy                   .55%        8/31/06
       AllianceBernstein Tax-Managed
        Wealth Preservation Strategy               .55%        8/31/06
       ------------------------------------- ---------------- ----------

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Trustees' approval of each Strategy's investment advisory agreement is available in the Strategy's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the clients of the Adviser (including a Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:

                                       Principal Occupation During the
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Thomas J. Fontaine; since inception; Senior Vice President of the
Senior Vice President of the Adviser Adviser, with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Mark A. Hamilton; 2006; Senior Vice  Senior Vice President of the
President of the Adviser             Adviser, with which he has been
                                     associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Joshua Lisser; since inception;      Senior Vice President of the
Senior Vice President of the Adviser Adviser, with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

                                      Principal Occupation During the
       Employee; Year; Title                Past Five (5) Years
       ---------------------        -----------------------------------
Seth J. Masters; since inception;   Executive Vice President of the
Executive Vice President of the     Adviser, with which he has been
Adviser                             associated in a similar capacity to
                                    his current position since prior to
                                    2001.

Christopher H. Nikolich; since      Senior Vice President of the
inception; Senior Vice President of Adviser, with which he has been
the Adviser                         associated in a similar capacity to
                                    his current position since prior to
                                    2001.

Additional information about the Portfolio Managers may be found in the Strategies' SAI.

LEGAL PROCEEDINGS
On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The

Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. This may require the Strategies to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS
The performance shown above in the risk/return summary for each of AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy for periods prior to September 2, 2003 reflects such Strategies' performance under their former investment policies, and may not be representative of the performance the Strategies would have achieved had their current investment policies been in effect during such periods. Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through September 30, 2006. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2006 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. Net performance figures for the Treasury Inflation Protected Securities (TIPS) Composite have been calculated by deducting the highest fee payable by an account of this type; 0.20% of assets, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Bond) covers the U.S. investment- grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The Lehman Brothers U.S. High Yield (2% Issuer Cap) Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but

Canadian and global bonds (Commission registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The Lehman 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

                              HISTORICAL ACCOUNTS
                            Net of fees performance
    For periods ended September 30, 2006, with their Aggregate Assets as of
                              September 30, 2006

                                                 Assets                                       Since   Inception
Investment Teams & Benchmarks                 (in millions) 1 Year 3 Years 5 Years 10 Years Inception   Dates
-----------------------------                 ------------- ------ ------- ------- -------- --------- ----------
Equity
----------------------------------------------------------------------------------------------------------------
U.S. Large Cap Growth                           $20,882.7    2.73%  9.27%   3.40%   7.97%    14.53%*  12/31/1977
  Russell 1000 Growth                                        6.04%  8.36%   4.42%   5.46%
----------------------------------------------------------------------------------------------------------------
U.S. Large Cap Value                            $22,434.4   14.58% 16.05%  11.21%             8.85%    3/31/1999
  Russell 1000 Value                                        14.62% 17.25%  10.73%             6.97%
----------------------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Value                        $   740.4    8.51% 17.10%  16.18%            14.74%   12/31/2000
  Russell 2500 Value                                        11.13% 18.86%  16.98%            13.46%
----------------------------------------------------------------------------------------------------------------
International Large Cap Growth                  $ 3,656.5   13.64% 18.87%  13.73%   6.91%     7.81%   12/31/1990
  MSCI EAFE Growth                                          16.68% 19.38%  12.38%   4.18%     5.26%
----------------------------------------------------------------------------------------------------------------
International Large Cap Value                   $ 4,273.9   26.61% 26.69%  22.69%            18.01%    3/31/2001
  MSCI EAFE Value                                           21.63% 25.23%  16.12%            11.87%
----------------------------------------------------------------------------------------------------------------
Global Real Estate                              $   878.1   28.04% 29.42%                    29.42%    9/30/2003
  FTSE EPRA/NAREIT Index                                    30.63% 30.49%                    30.49%
----------------------------------------------------------------------------------------------------------------

Taxable Bonds
Intermediate Duration Bond                      $   996.3    3.57%  3.45%   4.55%   6.13%     7.09%   12/31/1986
  Lehman Aggregate Bond                                      3.67%  3.38%   4.81%   6.42%     7.38%
----------------------------------------------------------------------------------------------------------------
High Yield Bond                                 $   601.5    6.33%  7.57%   8.68%   5.28%     6.99%** 12/31/1986
  Lehman Brothers U.S. High Yield (2% Issuer
   Cap) Index                                                7.24%  8.75%  10.54%   6.57%
----------------------------------------------------------------------------------------------------------------
TIPS                                            $    12.5    2.07%  3.58%   5.92%             7.01%    3/31/1999
  Lehman 1-10 Year TIPS                                      2.29%  3.95%   6.23%             7.27%
----------------------------------------------------------------------------------------------------------------
Short Duration Bond                             $ 1,428.5    3.88%  2.30%   3.12%   4.85%     4.87%   12/31/1995
  Merrill Lynch 1-3 Year Treasury                            3.73%  1.91%   2.79%   4.79%     4.74%
----------------------------------------------------------------------------------------------------------------

Municipal Bonds
SCB Short Diversified Muni Fund                 $    76.3++  2.51%  1.69%   2.17%   3.16%     3.40%+  10/03/1994
  Lehman 1 Year Muni Bond Index                              2.80%  1.70%   2.27%   3.52%
----------------------------------------------------------------------------------------------------------------
SCB Intermediate Diversified Muni Index         $ 2,116.0++  3.12%  2.49%   3.45%   4.44%     5.37%+   1/09/1989
  Lehman 5 Year General Obligation Muni Bond
   Index                                                     3.11%  2.25%   3.84%   4.86%
----------------------------------------------------------------------------------------------------------------

* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the U.S. Large Cap Growth and that benchmark for that date through 9/30/06 were 14.57% and 11.77%, respectively.
**The inception date for the Lehman Brothers U.S. High Yield (2% Issuer Cap)
  Index was January 1, 1993; the total returns for the U.S. High Yield Bond Composite and that benchmark for that date through 9/30/06 were 7.31% and 7.80%, respectively.
+ At the time of the inception of the Funds, the returns for the Lehman
  Brothers Indices are calculated monthly. Since the closest month end of the fund's inception, the total returns for the SCB Short Diversified Muni Fund and the benchmark from 10/31/04 through 9/30/06 were 3.42% and 3.78%, respectively. Since the closest month end of the fund's inception, the total returns for the SCB Intermediate Diversified Muni Fund and the benchmark from 1/31/89 through 9/30/06 were 5.36% and 5.79%, respectively.
++Assets are preliminary.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategies. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Strategy as derived from "qualified dividend income"-as further defined in the Strategies' SAI-will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy both intend generally to qualify to pay exempt-interest dividends to their respective U.S. shareholders. These Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. See the Strategies' SAI for a further explanation of this tax issue.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Strategies. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy. The Strategy will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Below investment grade securities are securities that are rated BB (including BB+ and BB-) or lower by S&P or Ba (including Ba1, Ba2 and Ba3) or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. These securities are also known as "junk bonds."

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Strategy with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Strategy with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

                     (This page intentionally left blank).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). The information for the most recently completed fiscal year has been audited by KPMG LLP, independent registered public accounting firm for the Strategies, whose reports, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request. The information for the prior four years (or, if shorter, the period of the Strategy's operations) has been audited by PricewaterhouseCoopers LLP, the Strategies' previous independent registered public accountants.

                                                                                    Income from Investment Operations
                                                                                 ----------------------------------------
                                                                                               Net Realized  Net Increase
                                                                       Net Asset     Net      and Unrealized  (Decrease)
                                                                        Value,    Investment  Gain (Loss) on in Net Asset
                                                                       Beginning    Income      Investment    Value from
                        Fiscal Year or Period                          of Period (Loss)(a)(b)  Transactions   Operations
                        ---------------------                          --------- ------------ -------------- ------------
AllianceBernstein
Wealth Appreciation Strategy
Class A
Year ended 8/31/06....................................................  $12.74      $0.06         $1.67         $1.73
Year ended 8/31/05....................................................   10.91        .04          1.88          1.92
Period from 9/2/03* to 8/31/04........................................   10.00        .03(c)        .91           .94
Class B
Year ended 8/31/06....................................................  $12.62      $(.04)        $1.66         $1.62
Year ended 8/31/05....................................................   10.84       (.04)         1.86          1.82
Period from 9/2/03* to 8/31/04........................................   10.00       (.04)(c)       .90           .86
Class C
Year ended 8/31/06....................................................  $12.62      $(.04)        $1.66         $1.62
Year ended 8/31/05....................................................   10.84       (.04)         1.86          1.82
Period from 9/2/03* to 8/31/04........................................   10.00       (.04)(c)       .90           .86
Advisor Class
Year ended 8/31/06....................................................  $12.77      $ .09         $1.69         $1.78
Year ended 8/31/05....................................................   10.92        .08          1.88          1.96
Period from 9/2/03* to 8/31/04........................................   10.00        .06(c)        .89           .95

AllianceBernstein
Balanced Wealth Strategy
Class A
Year ended 8/31/06....................................................  $11.96      $ .24         $ .93         $1.17
Year ended 8/31/05....................................................   10.78        .17          1.24          1.41
Period from 9/2/03* to 8/31/04........................................   10.00        .15(c)        .73           .88
Class B
Year ended 8/31/06....................................................  $11.91      $ .15         $ .93         $1.08
Year ended 8/31/05....................................................   10.74        .09          1.24          1.33
Period from 9/2/03* to 8/31/04........................................   10.00        .09(c)        .71           .80
Class C
Year ended 8/31/06....................................................  $11.91      $ .15         $ .93         $1.08
Year ended 8/31/05....................................................   10.74        .09          1.24          1.33
Period from 9/2/03* to 8/31/04........................................   10.00        .08(c)        .72           .80
Advisor Class
Year ended 8/31/06....................................................  $11.98      $ .27         $ .95         $1.22
Year ended 8/31/05....................................................   10.79        .20          1.25          1.45
Period from 9/2/03* to 8/31/04........................................   10.00        .19(c)        .72           .91

AllianceBernstein
Wealth Preservation Strategy
Class A
Year ended 8/31/06....................................................  $11.17      $ .27         $ .47         $ .74
Year ended 8/31/05....................................................   10.62        .19           .64           .83
Period from 9/2/03* to 8/31/04........................................   10.00        .18(c)        .55           .73
Class B
Year ended 8/31/06....................................................  $11.13      $ .19         $ .47         $ .66
Year ended 8/31/05....................................................   10.59        .11           .64           .75
Period from 9/2/03* to 8/31/04........................................   10.00        .12(c)        .54           .66
Class C
Year ended 8/31/06....................................................  $11.12      $ .19         $ .47         $ .66
Year ended 8/31/05....................................................   10.58        .11           .64           .75
Period from 9/2/03* to 8/31/04........................................   10.00        .12(c)        .53           .65
Advisor Class
Year ended 8/31/06....................................................  $11.18      $ .31         $ .47         $ .78
Year ended 8/31/05....................................................   10.63        .23           .63           .86
Period from 9/2/03* to 8/31/04........................................   10.00        .21(c)        .55           .76

                                                                       Less Dividends and Distributions
                                                                       -------------------------------

                                                                       Dividends
                                                                        from Net    Distributions from
                                                                       Investment      Net Realized
                        Fiscal Year or Period                            Income           Gains
                        ---------------------                          ----------   ------------------
AllianceBernstein
Wealth Appreciation Strategy
Class A
Year ended 8/31/06....................................................   $(.05)           $(.03)
Year ended 8/31/05....................................................    (.07)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.03)             -0-
Class B
Year ended 8/31/06....................................................   $0.00            $(.03)
Year ended 8/31/05....................................................    (.02)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.02)             -0-
Class C
Year ended 8/31/06....................................................   $0.00            $(.03)
Year ended 8/31/05....................................................    (.02)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.02)             -0-
Advisor Class
Year ended 8/31/06....................................................   $(.08)           $(.03)
Year ended 8/31/05....................................................    (.09)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.03)             -0-

AllianceBernstein
Balanced Wealth Strategy
Class A
Year ended 8/31/06....................................................   $(.23)           $(.04)
Year ended 8/31/05....................................................    (.22)            (.01)
Period from 9/2/03* to 8/31/04........................................    (.10)             -0-
Class B
Year ended 8/31/06....................................................   $(.15)           $(.04)
Year ended 8/31/05....................................................    (.15)            (.01)
Period from 9/2/03* to 8/31/04........................................    (.06)             -0-
Class C
Year ended 8/31/06....................................................   $(.15)           $(.04)
Year ended 8/31/05....................................................    (.15)            (.01)
Period from 9/2/03* to 8/31/04........................................    (.06)             -0-
Advisor Class
Year ended 8/31/06....................................................   $(.27)           $(.04)
Year ended 8/31/05....................................................    (.25)            (.01)
Period from 9/2/03* to 8/31/04........................................    (.12)             -0-

AllianceBernstein
Wealth Preservation Strategy
Class A
Year ended 8/31/06....................................................   $(.24)           $(.01)
Year ended 8/31/05....................................................    (.25)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.11)             -0-
Class B
Year ended 8/31/06....................................................   $(.17)           $(.01)
Year ended 8/31/05....................................................    (.18)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.07)             -0-
Class C
Year ended 8/31/06....................................................   $(.17)           $(.01)
Year ended 8/31/05....................................................    (.18)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.07)             -0-
Advisor Class
Year ended 8/31/06....................................................   $(.28)           $(.01)
Year ended 8/31/05....................................................    (.28)            (.02)
Period from 9/2/03* to 8/31/04........................................    (.13)             -0-

Please refer to the footnotes on page 60.

                                                                    Ratios/Supplemental Data
                                                ----------------------------------------------------------
                                                                        Ratios to Average
                                      Total                              Net Assets of:           Ratio of Net
               Total     Net Asset  Investment                  ------------------------------     Investment
   Tax       Dividends    Value,   Return Based   Net Assets    Expenses, Net of Expenses, Before Income (Loss)   Portfolio
  Return        and       End of   on Net Asset  End of Period      Waivers/         Waivers/      to Average     Turnover
of Capital Distributions  Period     Value(d)   (000's omitted)  Reimbursements   Reimbursements  Net Assets(b)     Rate
---------- ------------- --------- ------------ --------------- ---------------- ---------------- -------------   ---------

  -0-          $(.08)     $14.39      13.64%       $526,745           1.13%            1.13%           .41%            1%
  -0-           (.09)      12.74      17.68         261,218           1.33(e)          1.33(e)         .35            32
  -0-           (.03)      10.91       9.36          91,136           1.55(f)          2.03(f)         .33(c)(f)      28

  -0-          $(.03)     $14.21      12.85%       $261,738           1.85%            1.85%          (.32)%           1%
  -0-           (.04)      12.62      16.82         156,524           2.04(e)          2.04(e)        (.33)           32
  -0-           (.02)      10.84       8.55          72,092           2.24(f)          2.75(f)        (.36)(c)(f)     28

  -0-          $(.03)     $14.21      12.85%       $244,732           1.83%            1.83%          (.30)%           1%
  -0-           (.04)      12.62      16.82         114,591           2.03(e)          2.03(e)        (.32)           32
  -0-           (.02)      10.84       8.55          50,779           2.25(f)          2.76(f)        (.38)(c)(f)     28

  -0-          $(.11)     $14.44      13.99%       $300,451            .82%             .82%           .67%            1%
  -0-           (.11)      12.77      18.04         106,973           1.02(e)          1.02(e)         .66            32
  -0-           (.03)      10.92       9.51          37,645           1.28(f)          1.84(f)         .58(c)(f)      28


  -0-          $(.27)     $12.86       9.94%       $934,926            .99%             .99%          1.91%            1%
  -0-           (.23)      11.96      13.22         522,962           1.13(e)          1.13(e)        1.45            59
  -0-           (.10)      10.78       8.83         185,724           1.25(f)          1.67(f)        1.57(c)(f)      59

  -0-          $(.19)     $12.80       9.16%       $455,131           1.71%            1.71%          1.20%            1%
  -0-           (.16)      11.91      12.46         276,275           1.84(e)          1.84(e)         .75            59
  -0-           (.06)      10.74       8.03         123,265           1.95(f)          2.37(f)         .88(c)(f)      59

  -0-          $(.19)     $12.80       9.16%       $420,484           1.70%            1.70%          1.22%            1%
  -0-           (.16)      11.91      12.46         203,262           1.83(e)          1.83(e)         .76            59
  -0-           (.06)      10.74       8.03          85,171           1.96(f)          2.38(f)         .85(c)(f)      59

  -0-          $(.31)     $12.89      10.31%       $ 83,781            .69%             .69%          2.17%            1%
  -0-           (.26)      11.98      13.60          53,679            .84(e)           .84(e)        1.69            59
  -0-           (.12)      10.79       9.10          15,790            .98(f)          1.52(f)        1.80(c)(f)      59


  -0-          $(.25)     $11.66       6.71%       $248,341           1.02%            1.02%          2.42%            2%
  (.01)         (.28)      11.17       7.91         166,006           1.20(e)          1.21(e)        1.74            81
  -0-           (.11)      10.62       7.31          64,467           1.26(f)          1.91(f)        1.90(c)(f)     126

  -0-          $(.18)     $11.61       5.94%       $124,623           1.73%            1.73%          1.72%            2%
  (.01)         (.21)      11.13       7.14          87,971           1.90(e)          1.93(e)        1.03            81
  -0-           (.07)      10.59       6.62          36,948           1.95(f)          2.64(f)        1.23(c)(f)     126

  -0-          $(.18)     $11.60       5.95%       $135,419           1.72%            1.72%          1.72%            2%
  (.01)         (.21)      11.12       7.15          81,802           1.90(e)          1.91(e)        1.05            81
  -0-           (.07)      10.58       6.52          38,857           1.95(f)          2.61(f)        1.23(c)(f)     126

  -0-          $(.29)     $11.67       7.01%       $ 24,549            .72%             .72%          2.71%            2%
  (.01)         (.31)      11.18       8.19          19,741            .90(e)           .90(e)        2.12            81
  -0-           (.13)      10.63       7.59          43,811            .97(f)          1.70(f)        2.14(c)(f)     126

                                                                                      Income from Investment Operations
                                                                                 ------------------------------------------
                                                                                                  Net Realized  Net Increase
                                                                                                       and       (Decrease)
                                                                       Net Asset     Net           Unrealized      in Net
                                                                        Value,    Investment       Gain (Loss)     Asset
                                                                       Beginning    Income        on Investment  Value from
                        Fiscal Year or Period                          of Period (Loss)(a)(b)     Transactions   Operations
                        ---------------------                          --------- ------------     ------------- ------------
AllianceBernstein
Tax-Managed Wealth Appreciation Strategy
Class A
Year ended 8/31/06....................................................  $12.66      $ .08            $ 1.42        $ 1.50
Year ended 8/31/05....................................................   10.77        .04              1.86          1.90
Period from 9/2/03* to 8/31/04........................................   10.00        .01(c)            .77           .78
Class B
Year ended 8/31/06....................................................  $12.51      $(.02)           $ 1.41        $ 1.39
Year ended 8/31/05....................................................   10.71       (.04)             1.84          1.80
Period from 9/2/03* to 8/31/04........................................   10.00       (.06)(c)           .77           .71
Class C
Year ended 8/31/06....................................................  $12.52      $(.01)           $ 1.39        $ 1.38
Year ended 8/31/05....................................................   10.71       (.04)             1.85          1.81
Period from 9/2/03* to 8/31/04........................................   10.00       (.06)(c)           .77           .71
Advisor Class
Year ended 8/31/06....................................................  $12.72      $ .17            $ 1.38        $ 1.55
Year ended 8/31/05....................................................   10.80        .08              1.87          1.95
Period from 9/2/03* to 8/31/04........................................   10.00        .01(c)            .80           .81

AllianceBernstein
Tax-Managed Balanced Wealth Strategy
Class A
Year ended 8/31/06....................................................  $11.49      $ .19            $  .58        $  .77
Year ended 8/31/05....................................................   10.61        .15(b)            .87          1.02
Year ended 8/31/04....................................................   10.04        .10(b)(c)         .54           .64
Period from 5/1/03 to 8/31/03++.......................................    9.41        .00(g)            .63           .63
Year ended 4/30/03....................................................   10.30        .05              (.82)         (.77)
Year ended 4/30/02(h).................................................   11.70        .06             (1.46)        (1.40)
Class B
Year ended 8/31/06....................................................  $11.50      $ .10            $  .58        $  .68
Year ended 8/31/05....................................................   10.62        .07(b)            .87           .94
Year ended 8/31/04....................................................   10.08        .02(b)(c)         .53           .55
Period from 5/1/03 to 8/31/03++.......................................    9.47       (.02)              .63           .61
Year ended 4/30/03....................................................   10.34       (.01)             (.83)         (.84)
Year ended 4/30/02(h).................................................   11.83       (.02)            (1.47)        (1.49)
Class C
Year ended 8/31/06....................................................  $11.52      $ .11            $  .58        $  .69
Year ended 8/31/05....................................................   10.64        .07(b)            .87           .94
Year ended 8/31/04....................................................   10.09        .03(b)(c)         .53           .56
Period from 5/1/03 to 8/31/03++.......................................    9.48       (.02)              .63           .61
Year ended 4/30/03....................................................   10.35       (.01)             (.83)         (.84)
Year ended 4/30/02(h).................................................   11.85       (.02)            (1.48)        (1.50)
Advisor Class
Year ended 8/31/06....................................................  $11.50      $ .23            $  .58        $  .81
Year ended 8/31/05....................................................   10.62        .18(b)            .87          1.05
Period from 9/2/03** to 8/31/04.......................................   10.13        .12(b)(c)         .46           .58

AllianceBernstein
Tax-Managed Wealth Preservation Strategy
Class A
Year ended 8/31/06....................................................  $11.16      $ .20            $  .33        $  .53
Year ended 8/31/05....................................................   10.65        .13(b)            .50           .63
Year ended 8/31/04....................................................   10.28        .07(b)(c)         .34           .41
Period from 5/1/03 to 8/31/03++.......................................   10.11        .05(b)            .19           .24
Year ended 4/30/03....................................................   10.07        .23(b)            .10           .33
Year ended 4/30/02(h).................................................   10.65        .25(b)           (.55)         (.30)
Class B
Year ended 8/31/06....................................................  $11.40      $ .12            $  .34        $  .46
Year ended 8/31/05....................................................   10.87        .06(b)            .51           .57
Year ended 8/31/04....................................................   10.54       (.01)(b)(c)        .35           .34
Period from 5/1/03 to 8/31/03++.......................................   10.37        .03(b)            .19           .22
Year ended 4/30/03....................................................   10.31        .17(b)            .10           .27
Year ended 4/30/02(h).................................................   10.90        .18(b)           (.57)         (.39)
Class C
Year ended 8/31/06....................................................  $11.41      $ .12            $  .34        $  .46
Year ended 8/31/05....................................................   10.88        .06(b)            .51           .57
Year ended 8/31/04....................................................   10.55       (.00)(b)(c)+       .34           .34
Period from 5/1/03 to 8/31/03++.......................................   10.38        .03(b)            .19           .22
Year ended 4/30/03....................................................   10.32        .17(b)            .10           .27
Year ended 4/30/02(h).................................................   10.91        .19(b)           (.58)         (.39)
Advisor Class
Year ended 8/31/06....................................................  $11.19      $ .23            $  .32        $  .55
Year ended 8/31/05....................................................   10.67        .18(b)            .49           .67
Period from 9/2/03** to 8/31/04.......................................   10.29        .09(b)(c)         .34           .43

                                                                       Less Dividends and Distributions
                                                                       -------------------------------


                                                                       Dividends
                                                                        from Net      Distributions
                                                                       Investment        from Net
                        Fiscal Year or Period                            Income       Realized Gains
                        ---------------------                          ----------     --------------
AllianceBernstein
Tax-Managed Wealth Appreciation Strategy
Class A
Year ended 8/31/06....................................................   $(.01)           $(.15)
Year ended 8/31/05....................................................    (.01)             -0-
Period from 9/2/03* to 8/31/04........................................    (.01)             -0-
Class B
Year ended 8/31/06....................................................     -0-            $(.15)
Year ended 8/31/05....................................................     -0-              -0-
Period from 9/2/03* to 8/31/04........................................     -0-              -0-
Class C
Year ended 8/31/06....................................................     -0-            $(.15)
Year ended 8/31/05....................................................     -0-              -0-
Period from 9/2/03* to 8/31/04........................................     -0-              -0-
Advisor Class
Year ended 8/31/06....................................................   $(.03)           $(.15)
Year ended 8/31/05....................................................    (.03)             -0-
Period from 9/2/03* to 8/31/04........................................    (.01)             -0-

AllianceBernstein
Tax-Managed Balanced Wealth Strategy
Class A
Year ended 8/31/06....................................................   $(.17)             -0-
Year ended 8/31/05....................................................    (.14)             -0-
Year ended 8/31/04....................................................    (.07)             -0-
Period from 5/1/03 to 8/31/03++.......................................     -0-              -0-
Year ended 4/30/03....................................................    (.12)             -0-
Year ended 4/30/02(h).................................................     -0-              -0-
Class B
Year ended 8/31/06....................................................   $(.08)             -0-
Year ended 8/31/05....................................................    (.06)             -0-
Year ended 8/31/04....................................................    (.01)             -0-
Period from 5/1/03 to 8/31/03++.......................................     -0-              -0-
Year ended 4/30/03....................................................    (.03)             -0-
Year ended 4/30/02(h).................................................     -0-              -0-
Class C
Year ended 8/31/06....................................................   $(.08)             -0-
Year ended 8/31/05....................................................    (.06)             -0-
Year ended 8/31/04....................................................    (.01)             -0-
Period from 5/1/03 to 8/31/03++.......................................     -0-              -0-
Year ended 4/30/03....................................................    (.03)             -0-
Year ended 4/30/02(h).................................................     -0-              -0-
Advisor Class
Year ended 8/31/06....................................................   $(.20)             -0-
Year ended 8/31/05....................................................    (.17)             -0-
Period from 9/2/03** to 8/31/04.......................................    (.09)             -0-

AllianceBernstein
Tax-Managed Wealth Preservation Strategy
Class A
Year ended 8/31/06....................................................   $(.18)             -0-
Year ended 8/31/05....................................................    (.12)             -0-
Year ended 8/31/04....................................................    (.04)             -0-
Period from 5/1/03 to 8/31/03++.......................................    (.07)             -0-
Year ended 4/30/03....................................................    (.29)             -0-
Year ended 4/30/02(h).................................................    (.28)             -0-
Class B
Year ended 8/31/06....................................................   $(.10)             -0-
Year ended 8/31/05....................................................    (.04)             -0-
Year ended 8/31/04....................................................    (.01)             -0-
Period from 5/1/03 to 8/31/03++.......................................    (.05)             -0-
Year ended 4/30/03....................................................    (.21)             -0-
Year ended 4/30/02(h).................................................    (.20)             -0-
Class C
Year ended 8/31/06....................................................   $(.10)             -0-
Year ended 8/31/05....................................................    (.04)             -0-
Year ended 8/31/04....................................................    (.01)             -0-
Period from 5/1/03 to 8/31/03++.......................................    (.05)             -0-
Year ended 4/30/03....................................................    (.21)             -0-
Year ended 4/30/02(h).................................................    (.20)             -0-
Advisor Class
Year ended 8/31/06....................................................   $(.21)             -0-
Year ended 8/31/05....................................................    (.15)             -0-
Period from 9/2/03** to 8/31/04.......................................    (.05)             -0-

Please refer to the footnotes on page 60.

                                                                    Ratios/Supplemental Data
                                                --------------------------------------------------------

                                      Total                   Ratios to Average Net Assets of:
               Total     Net Asset  Investment   Net Assets   ------------------------------    Ratio of Net
             Dividends    Value,   Return Based End of Period Expenses, Net of Expenses, Before Income (Loss)     Portfolio
Tax Return      and       End of   on Net Asset    (000's         Waivers/         Waivers/      to Average       Turnover
of Capital Distributions  Period     Value(d)     omitted)     Reimbursements   Reimbursements  Net Assets(b)       Rate
---------- ------------- --------- ------------ ------------- ---------------- ---------------- -------------     ---------

   -0-         $(.16)     $14.00       11.87%     $102,651          1.36%            1.36%           .59%             40%
   -0-          (.01)      12.66       17.65        55,691          1.50             1.63            .34              51
   -0-          (.01)      10.77        7.75        29,431          1.55(f)          2.28(f)         .10(c)(f)        21

   -0-         $(.15)     $13.75       11.11%     $ 27,310          2.09%            2.09%          (.16)%            40%
   -0-           -0-       12.51       16.81        21,413          2.20             2.33           (.37)             51
   -0-           -0-       10.71        7.10        14,481          2.25(f)          2.95(f)        (.57)(c)(f)       21

   -0-         $(.15)     $13.75       11.02%     $ 47,689          2.06%            2.06%          (.09)%            40%
   -0-           -0-       12.52       16.90        25,751          2.20             2.33           (.36)             51
   -0-           -0-       10.71        7.10        14,558          2.25(f)          2.98(f)        (.59)(c)(f)       21

   -0-         $(.18)     $14.09       12.23%     $104,701          1.01%            1.01%          1.26%             40%
   -0-          (.03)      12.72       18.02         3,594          1.20             1.34            .64              51
   -0-          (.01)      10.80        8.10         1,771          1.36(f)          2.65(f)         .13(c)(f)        21


   -0-         $(.17)     $12.09        6.72%     $198,406          1.18%            1.18%          1.60%             57%
   -0-          (.14)      11.49        9.65       144,983          1.20             1.29           1.35(b)           51
   -0-          (.07)      10.61        6.36        97,552          1.31             1.80            .91(b)(c)       129
   -0-           -0-       10.04        6.70        46,013          1.97(f)          1.97(f)         .10(f)           20
   -0-          (.12)       9.41       (7.45)       43,743          1.82             1.82            .57              78
   -0-           -0-       10.30      (11.97)       52,602          1.58             1.58            .59             116

   -0-         $(.08)     $12.10        5.97%     $ 60,329          1.90%            1.91%           .86%             57%
   -0-          (.06)      11.50        8.89        57,826          1.90             2.02            .64(b)           51
   -0-          (.01)      10.62        5.50        50,135          2.03             2.53            .18(b)(c)       129
   -0-           -0-       10.08        6.44        32,081          2.72(f)          2.72(f)        (.66)(f)          20
   -0-          (.03)       9.47       (8.12)       31,781          2.57             2.57           (.13)             78
   -0-           -0-       10.34      (12.60)       49,484          2.32             2.32           (.18)            116

   -0-         $(.08)     $12.13        6.05%     $ 63,889          1.89%            1.89%           .89%             57%
   -0-          (.06)      11.52        8.87        45,364          1.90             2.00            .65(b)           51
   -0-          (.01)      10.64        5.59        26,766          1.99             2.52            .26(b)(c)       129
   -0-           -0-       10.09        6.43         5,920          2.69(f)          2.69(f)        (.63)(f)          20
   -0-          (.03)       9.48       (8.11)        6,011          2.54             2.54           (.09)             78
   -0-           -0-       10.35      (12.66)        9,134          2.30             2.30           (.15)            116

   -0-         $(.20)     $12.11        7.11%     $  7,670           .88%             .88%          1.91%             57%
   -0-          (.17)      11.50        9.95         4,774           .90             1.00           1.66(b)           51
   -0-          (.09)      10.62        5.73         1,988          1.00(f)          1.48(f)        1.24(b)(c)(f)    129


   -0-         $(.18)     $11.51        4.79%     $ 87,717          1.20%            1.33%          1.73%             75%
   -0-          (.12)      11.16        5.95        70,145          1.20             1.37           1.23(b)           63
   -0-          (.04)      10.65        3.94        55,937          1.33             1.79            .68(b)(c)       173
   -0-          (.07)      10.28        2.36        36,857          1.55(f)          1.82(f)        1.57(b)(f)        37
   -0-          (.29)      10.11        3.37        36,133          1.40             1.69           2.36(b)           94
   -0-          (.28)      10.07       (2.80)       31,857          1.40             1.70           2.46(b)           72

   -0-         $(.10)     $11.76        4.01%     $ 37,910          1.90%            2.06%          1.00%             75%
   -0-          (.04)      11.40        5.25        42,831          1.90             2.10            .51(b)           63
   -0-          (.01)      10.87        3.22        46,781          2.05             2.52           (.06)(b)(c)      173
   -0-          (.05)      10.54        2.12        48,199          2.25(f)          2.55(f)         .87(b)(f)        37
   -0-          (.21)      10.37        2.70        47,156          2.10             2.42           1.65(b)           94
   -0-          (.20)      10.31       (3.54)       41,984          2.10             2.38           1.74(b)           72

   -0-         $(.10)     $11.77        4.00%     $ 29,954          1.90%            2.04%          1.02%             75%
   -0-          (.04)      11.41        5.25        26,075          1.90             2.08            .53(b)           63
   -0-          (.01)      10.88        3.21        22,284          2.01             2.50           (.01)(b)(c)      173
   -0-          (.05)      10.55        2.12         9,091          2.25(f)          2.54(f)         .87(b)(f)        37
   -0-          (.21)      10.38        2.70         8,398          2.10             2.41           1.64(b)           94
   -0-          (.20)      10.32       (3.54)        7,466          2.10             2.39           1.74(b)           72

   -0-         $(.21)     $11.53        4.99%     $  5,693           .90%            1.03%          2.02%             75%
   -0-          (.15)      11.19        6.33         4,494           .90             1.10           1.67(b)           63
   -0-          (.05)      10.67        4.14           297           .99             1.48(f)         .98(b)(c)(f)    173

--------------------------------------------------------------------------------
+ Amount in parentheses is less than $.005.

++The Strategy changed its fiscal year end from April 30 to August 31.

* Commencement of operations.

**Commencement of distribution.

(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Net of expenses waived and reimbursed by the Transfer Agent.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, the investment policies of AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy were modified. As a result, each of these Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(e)Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.

(f)Annualized.

(g)Amount is less than $.01.

(h)As required, effective May 1, 2001, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Strategies to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Fees and Expenses of the Strategies." If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                   AllianceBernstein Wealth Appreciation Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.20%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  545.65        $ 9,933.11
2             9,933.11      496.66     10,429.76            125.16         10,304.60
3            10,304.60      515.23     10,819.83            129.84         10,690.00
4            10,690.00      534.50     11,224.50            134.69         11,089.80
5            11,089.80      554.49     11,644.29            139.73         11,504.56
6            11,504.56      575.23     12,079.79            144.96         11,934.83
7            11,934.83      596.74     12,531.57            150.38         12,381.19
8            12,381.19      619.06     13,000.25            156.00         12,844.25
9            12,844.25      642.21     13,486.46            161.84         13,324.62
10           13,324.62      666.23     13,990.86            167.89         13,822.97
-------------------------------------------------------------------------------------
Cumulative               $5,679.10                       $1,856.13

                     AllianceBernstein Balanced Wealth Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.06%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  531.57        $ 9,947.18
2             9,947.18      497.36     10,444.54            110.71         10,333.83
3            10,333.83      516.69     10,850.52            115.02         10,735.50
4            10,735.50      536.78     11,272.28            119.49         11,152.79
5            11,152.79      557.64     11,710.43            124.13         11,586.30
6            11,586.30      579.32     12,165.62            128.98         12,036.66
7            12,036.66      601.83     12,638.49            133.97         12,504.53
8            12,504.53      625.23     13,129.75            139.18         12,990.58
9            12,990.58      649.53     13,640.11            144.59         13,495.52
10           13,495.52      674.78     14,170.30            150.21         14,020.09
-------------------------------------------------------------------------------------
Cumulative               $5,717.91                       $1,697.83

                   AllianceBernstein Wealth Preservation Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.08%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  533.58        $ 9,945.17
2             9,945.17      497.26     10,442.43            112.78         10,329.65
3            10,329.65      516.48     10,846.13            117.14         10,728.99
4            10,728.99      536.45     11,265.44            121.67         11,143.78
5            11,143.78      557.19     11,700.97            126.37         11,574.60
6            11,574.60      578.73     12,153.33            131.26         12,022.07
7            12,022.07      601.10     12,623.17            136.33         12,486.84
8            12,486.84      624.34     13,111.18            141.60         12,969.58
9            12,969.58      648.48     13,618.06            147.08         13,470.99
10           13,470.99      673.55     14,144.54            152.76         13,991.78
-------------------------------------------------------------------------------------
Cumulative               $5,712.33                       $1,720.56

             AllianceBernstein Tax-Managed Wealth Appreciation Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.36%)*     Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  561.73        $ 9,917.02
2             9,917.02      495.85     10,412.87            141.62         10,271.25
3            10,271.25      513.56     10,784.82            146.67         10,638.14
4            10,638.14      531.91     11,170.05            151.91         11,018.14
5            11,018.14      550.91     11,569.05            157.34         11,411.71
6            11,411.71      570.59     11,982.29            162.96         11,819.33
7            11,819.33      590.97     12,410.30            168.78         12,241.52
8            12,241.52      612.08     12,853.60            174.81         12,678.79
9            12,678.79      633.94     13,312.73            181.05         13,131.67
10           13,131.67      656.58     13,788.26            187.52         13,600.74
-------------------------------------------------------------------------------------
Cumulative               $5,635.13                       $2,034.39

               AllianceBernstein Tax-Managed Balanced Wealth Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.18%)*     Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  543.63        $ 9,935.12
2             9,935.12      496.76     10,431.87            123.10         10,308.78
3            10,308.78      515.44     10,824.21            127.73         10,696.49
4            10,696.49      534.82     11,231.31            132.53         11,098.78
5            11,098.78      554.94     11,653.72            137.51         11,516.21
6            11,516.21      575.81     12,092.02            142.69         11,949.33
7            11,949.33      597.47     12,546.80            148.05         12,398.75
8            12,398.75      619.94     13,018.69            153.62         12,865.06
9            12,685.06      643.25     13,508.32            159.40         13,348.92
10           13,348.92      667.45     14,016.37            165.39         13,850.97
-------------------------------------------------------------------------------------
Cumulative               $5,684.63                       $1,835.65

             AllianceBernstein Tax-Managed Wealth Preservation Strategy
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.33%)*     Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  545.65**      $ 9,933.11
2             9,933.11      496.66     10,429.76            138.72         10,291.04
3            10,291.04      514.55     10,805.60            143.71         10,661.88
4            10,661.88      533.09     11,194.98            148.89         11,046.08
5            11,046.08      552.30     11,598.39            154.26         11,444.13
6            11,444.13      572.21     12,016.34            159.82         11,856.52
7            11,856.52      592.83     12,449.34            165.58         12,283.77
8            12,283.77      614.19     12,897.96            171.54         12,726.41
9            12,726.41      636.32     13,362.73            177.72         13,185.01
10           13,185.01      669.25     13,844.26            184.13         13,660.13
-------------------------------------------------------------------------------------
Cumulative               $5,650.15                       $1,990.02

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategies" before waiver.

**Annual expense ratio = 1.20%.

For more information about the Strategies, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategies' SAIs and the independent registered public accounting firm's report and financial statements in each Strategy's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

On the Internet: www.sec.gov

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

AllianceBernstein Portfolios: SEC File No. 811-05088

..  Wealth Appreciation Strategy

..  Balanced Wealth Strategy

..  Wealth Preservation Strategy

..  Tax-Managed Wealth Appreciation Strategy

..  Tax-Managed Balanced Wealth Strategy

..  Tax-Managed Wealth Preservation Strategy



  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                                                  PRO-0106-1206

                     WEALTH STRATEGIES - RETIREMENT SHARES
 AllianceBernstein Wealth Strategies
 Portfolio Solutions Designed to Balance Risk and Return.


Wealth Strategies

                                       [GRAPHIC]

                                        Wealth Appreciation Strategy

                                       [GRAPHIC]

                                        Balanced Wealth Strategy

                                       [GRAPHIC]

                                        Wealth Preservation Strategy




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             [LOGO] ALLIANCEBERNSTEIN Investments



                                                                     Prospectus
                                                              December 29, 2006

INVESTMENT PRODUCTS OFFERED
(right triangle) ARE NOT FDIC INSURED
(right triangle) MAY LOSE VALUE
(right triangle) ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                             Page

SUMMARY INFORMATION.........................................   4

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY..............   6

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY..................   8

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY..............  10

RISKS SUMMARY...............................................  12

FEES AND EXPENSES OF THE STRATEGIES.........................  14

INVESTING IN THE STRATEGIES.................................  16
How to Buy Shares...........................................  16
The Different Share Class Expenses..........................  16
Distribution Arrangements for Group Retirement Plans........  17
Payments to Financial Intermediaries........................  17
How to Exchange Shares......................................  18

                                                             Page

How to Sell or Redeem Shares................................  18
Frequent Purchases and Redemptions of Strategy Shares.......  19
How the Strategies Value Their Shares.......................  20

MORE INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS.  21

MANAGEMENT OF THE STRATEGIES................................  32

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................  38

GENERAL INFORMATION.........................................  39

GLOSSARY OF INVESTMENT TERMS................................  39

FINANCIAL HIGHLIGHTS........................................  41

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.  44

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This prospectus begins with a summary of key information about each of the AllianceBernstein(R) Wealth Strategies. The Summary describes a Strategy's objective, investment strategies, principal risks, and fees. You will find additional information about the Strategies and their investments beginning on page 21.

PERFORMANCE INFORMATION
This Summary includes a table for each Strategy showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Strategy by showing:

.. how the Strategy's average annual returns for one, five and ten years (or over the life of the Strategy) compare to those of a broad based securities market index; and

.. how the Strategy's performance changed from year to year over the life of the Strategy.

                                  PLEASE NOTE

  A Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Strategy.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Strategy. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Strategy that shows the Strategy's risk profile as compared to our other funds. The bar chart for each Strategy also gives an indication of a Strategy's overall risk. A Strategy with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Strategy followed by an explanation of these risks. Generally, each Strategy has broad risks that apply to all funds, such as market risk, interest rate risks or credit risks, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid-capitalization company risk. The risks of a Strategy may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Strategy. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Strategies is subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Strategy's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Strategy's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch"). A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Strategies'
Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Strategy may purchase a security, regardless of any rating modification, provided the security is rated at or above the Strategy's minimum rating category. For example, a Strategy may purchase a security rated B1 by Moody's, or B- by S&P, provided the Strategy may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

GENERAL

.. The Strategies' investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

.. Three of the Strategies currently seek to achieve their investment objective by investing in portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios"). The Tax-Managed Strategies currently invest directly in securities.

.. Each Strategy may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

.. References to "net assets" mean the assets of a Strategy after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Strategy's investments.

.. The Tax-Managed Strategies seek to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategies' shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by a Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to a Strategy.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is long-term growth of capital.

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

            ASSET CLASS     UNDERLYING PORTFOLIO      TARGETED BLEND
            --------------------------------------------------------
            STOCK       U.S. Large Cap Growth             24.00%
                        ----------------------------- --------------
                        U.S. Value                        24.00%
                        ----------------------------- --------------
                        U.S. Small/Mid-Cap Growth          7.50%
                        ----------------------------- --------------
                        U.S. Small/Mid-Cap Value           7.50%
                        ----------------------------- --------------
                        International Growth              13.50%
                        ----------------------------- --------------
                        International Value               13.50%
            ----------- ----------------------------- --------------
            REAL ESTATE Global Real Estate Investment     10.00%
            ----------- ----------------------------- --------------

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy's targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the large internal value research staff of the Adviser's Bernstein unit ("Bernstein"), which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

PRINCIPAL RISKS:

..Market Risk          .Currency Risk
..Foreign (Non-U.S.)   .Capitalization Risk
  Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             SINCE
                                                   1 YEAR* INCEPTION*
---------------------------------------------------------------------
CLASS A**  Return Before Taxes                      6.20%    12.41%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions      6.06%    12.26%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                  4.12%    10.63%
---------- --------------------------------------- ------- ----------
CLASS R    Return Before Taxes                     10.47%    14.17%
---------- --------------------------------------- ------- ----------
CLASS K    Return Before Taxes                     10.91%    14.55%
---------- --------------------------------------- ------- ----------
CLASS I    Return Before Taxes                     11.17%    14.83%
---------- --------------------------------------- ------- ----------
S&P 500    (reflects no deduction for fees,
INDEX      expenses, or taxes)                      4.91%    12.55%
---------- --------------------------------------- ------- ----------
70% S&P    (reflects no deduction for fees,
500 INDEX/ expenses, or taxes)
30% MSCI
EAFE
INDEX#                                              7.50%    15.74%
---------- --------------------------------------- ------- ----------

* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.
**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
# The information in the 70% S&P 500 Index/ 30% MSCI EAFE Index shows how the
  Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 8.23%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    13.68   10.88

                              Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 10.82%, 4TH QUARTER, 2004; AND WORST QUARTER WAS DOWN -3.27%, 1ST QUARTER, 2005.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

            ASSET CLASS     UNDERLYING PORTFOLIO      TARGETED BLEND
            --------------------------------------------------------
            STOCK       U.S. Large Cap Growth             15.50%
                        ----------------------------- --------------
                        U.S. Value                        15.50%
                        ----------------------------- --------------
                        U.S. Small/Mid-Cap Growth          3.75%
                        ----------------------------- --------------
                        U.S. Small/Mid-Cap Value           3.75%
                        ----------------------------- --------------
                        International Growth               8.25%
                        ----------------------------- --------------
                        International Value                8.25%
            ----------- ----------------------------- --------------
            REAL ESTATE Global Real Estate Investment     10.00%
            ----------- ----------------------------- --------------
            BOND        High-Yield                         7.00%
                        ----------------------------- --------------
                        Intermediate Duration             28.00%
            ----------- ----------------------------- --------------

Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily, only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of

--------------------------------------------------------------------------------

company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed bonds). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade.

PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.


The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             SINCE
                                                   1 YEAR* INCEPTION*
---------------------------------------------------------------------
CLASS A**  Return Before Taxes                      3.12%     9.16%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions      2.16%     8.65%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                  2.22%     7.61%
---------- --------------------------------------- ------- ----------
CLASS R    Return Before Taxes                      7.40%    10.86%
---------- --------------------------------------- ------- ----------
CLASS K    Return Before Taxes                      7.76%    11.24%
---------- --------------------------------------- ------- ----------
CLASS I    Return Before Taxes                      8.12%    11.56%
---------- --------------------------------------- ------- ----------
S&P 500    (reflects no deduction for fees,
INDEX      expenses, or taxes)                      4.91%    12.55%
---------- --------------------------------------- ------- ----------
60% S&P    (reflects no deduction for fees,
500 INDEX/ expenses, or taxes)
40% LB
U.S.
AGGREGATE
INDEX#                                              3.92%     8.79%
---------- --------------------------------------- ------- ----------

* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.
**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
# The information in the 60% S&P 500 Index/ 40% LB U.S. Aggregate Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 7.19%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    11.41    7.73

                             Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 7.65%, 4TH QUARTER, 2004; AND WORST QUARTER WAS DOWN -2.60%, 1ST QUARTER, 2005.

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

           ASSET CLASS        UNDERLYING PORTFOLIO      TARGETED BLEND
          ------------------------------------------------------------
          STOCK          U.S. Large Cap Growth               7.50%
                         ------------------------------ --------------
                         U.S. Value                          7.50%
                         ------------------------------ --------------
                         U.S. Small/Mid-Cap Growth           1.25%
                         ------------------------------ --------------
                         U.S. Small/Mid-Cap Value            1.25%
                         ------------------------------ --------------
                         International Growth                3.75%
                         ------------------------------ --------------
                         International Value                 3.75%
          -------------- ------------------------------ --------------
          REAL ESTATE    Global Real Estate Investment      10.00%
          -------------- ------------------------------ --------------
          BOND           Inflation-Protected Securities     10.00%
                         ------------------------------ --------------
                         Intermediate Duration              27.50%
          -------------- ------------------------------ --------------
          SHORT DURATION
            BOND         Short-term Duration                27.50%
          -------------- ------------------------------ --------------

Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry

--------------------------------------------------------------------------------

worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed bonds). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

PRINCIPAL RISKS:

..Market Risk          .Foreign (Non-U.S.) Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Strategy.


The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             SINCE
                                                   1 YEAR* INCEPTION*
---------------------------------------------------------------------
CLASS A**  Return Before Taxes                     (0.11)%   5.39%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions     (0.78)%   4.72%
           --------------------------------------- ------- ----------
           Return After Taxes on Distributions and
           Sale of Strategy Shares                   0.00%   4.24%
---------- --------------------------------------- ------- ----------
CLASS R    Return Before Taxes                       4.04%   7.12%
---------- --------------------------------------- ------- ----------
CLASS K    Return Before Taxes                       4.37%   7.41%
---------- --------------------------------------- ------- ----------
CLASS I    Return Before Taxes                       4.62%   7.67%
---------- --------------------------------------- ------- ----------
LB U.S.    (reflects no deduction for fees,
AGGREGATE  expenses, or taxes)
INDEX                                                2.43%   3.14%
---------- --------------------------------------- ------- ----------
30% S&P    (reflects no deduction for fees,
500 INDEX/ expenses, or taxes)
70% LB
U.S.
AGGREGATE
INDEX#                                               3.17%   5.96%
---------- --------------------------------------- ------- ----------

* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.
**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
# The information in the 30% S&P 500 Index/ 70% LB U.S. Aggregate Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 5.63%.

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002    2003    2004   2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     8.06    4.33

                            Calendar Year End (%)



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 4.63%, 4TH QUARTER, 2004; AND WORST QUARTER WAS DOWN -1.90%, 1ST QUARTER, 2005.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Strategy's portfolio (including the Underlying Portfolios for those Strategies investing in Underlying Portfolios) as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Strategies and Their Investments."

MARKET RISK
This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. It includes the risk that a particular style of investing, such as growth, may be underperforming the stock market generally.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Strategy's investments in fixed-income securities. When interest rates rise, the value of a Strategy's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Strategies that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Strategies may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Strategy, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK
A Strategy's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Strategy's investments in a country other than the United States. To the extent a Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Strategy's investments or reduce the returns of a Strategy.

LEVERAGE RISK
When a Strategy borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Strategy's investments. A Strategy may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

MANAGEMENT RISK
Each Strategy is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there can be no guarantee that its techniques will produce the intended result.

---------------------------------------------------------------------------------------------------------------
                            CAPITAL- INTEREST                     FOREIGN                               MANAGE-
                     MARKET IZATION    RATE   CREDIT DERIVATIVES (NON-U.S.) CURRENCY LEVERAGE LIQUIDITY  MENT
STRATEGY              RISK    RISK     RISK    RISK     RISK        RISK      RISK     RISK     RISK     RISK
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
 WEALTH
 APPRECIATION
 STRATEGY              .       .                          .          .         .        .         .        .
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
 BALANCED WEALTH
 STRATEGY              .       .        .       .         .          .         .        .         .        .
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
 WEALTH PRESERVATION
 STRATEGY              .       .        .       .         .          .         .        .         .        .
---------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE STRATEGIES
--------------------------------------------------------------------------------

                 WHY ARE STRATEGY FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Strategy. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Strategy. You pay other fees and expenses indirectly because they are deducted from a Strategy's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS A  CLASS R CLASS K CLASS I
                                                     SHARES   SHARES  SHARES  SHARES
                                                     -------- ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                   None    None    None    None

Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or redemption
 proceeds, whichever is lower)                       None (a)  None    None    None

Exchange Fee                                           None    None    None    None

(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A may also be subject to waiver in certain circumstances. See "Investing in the Strategies" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including the pro rata share of expenses of the Underlying Portfolio for the Strategies that invest in them) that you may pay if you buy and hold shares of a Strategy. The Examples are intended to help you compare the cost of investing in the Strategies with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                     OPERATING EXPENSES
------------------------------------------------------------
ALLIANCEBERNSTEIN WEALTH     CLASS A CLASS R CLASS K CLASS I
APPRECIATION STRATEGY        ------- ------- ------- -------
 Management Fees               .65%    .65%    .65%    .65%
 Distribution and/or Service
  (12b-1) Fees                 .30%   0.50%   0.25%   None
 Other Expenses:
   Transfer Agent              .11%    .26%    .20%    .12%
   Other Expenses              .06%    .05%    .05%    .07%
                              ----    ----    ----    ----
 Total Other Expenses          .17%    .31%    .25%    .19%
 Acquired Fund Fees and
  Expenses (Underlying
  Portfolios) (a)              .07%    .07%    .07%    .07%
                              ----    ----    ----    ----
 Total Strategy Operating
  Expenses (b)                1.19%   1.53%   1.22%   0.91%
                              ====    ====    ====    ====

                   EXAMPLES
----------------------------------------------

               CLASS A CLASS R CLASS K CLASS I
               ------- ------- ------- -------
After 1 Year   $  121  $  156  $  124  $   93
After 3 Years  $  378  $  483  $  387  $  290
After 5 Years  $  654  $  834  $  670  $  504
After 10 Years $1,443  $1,824  $1,477  $1,120

                     OPERATING EXPENSES
------------------------------------------------------------
ALLIANCEBERNSTEIN BALANCED   CLASS A CLASS R CLASS K CLASS I
WEALTH STRATEGY              ------- ------- ------- -------
 Management Fees               .55%    .55%    .55%    .55%
 Distribution and/or Service
  (12b-1) Fees                 .30%   0.50%   0.25%   None
 Other Expenses:
   Transfer Agent              .09%    .26%    .20%    .12%
   Other Expenses              .05%    .02%    .05%    .04%
                              ----    ----    ----    ----
 Total Other Expenses          .14%    .28%    .25%    .16%
 Acquired Fund Fees and
  Expenses (Underlying
  Portfolios) (a)              .07%    .07%    .07%    .07%
                              ----    ----    ----    ----
 Total Strategy Operating
  Expenses (b)                1.06%   1.40%   1.12%   0.78%
                              ====    ====    ====    ====

                                   EXAMPLES

               CLASS A CLASS R CLASS K CLASS I
               ------- ------- ------- -------
After 1 Year   $  108  $  143  $  114   $ 80
After 3 Years  $  337  $  443  $  356   $249
After 5 Years  $  585  $  766  $  617   $433
After 10 Years $1,294  $1,680  $1,363   $966

                     OPERATING EXPENSES
------------------------------------------------------------
ALLIANCEBERNSTEIN WEALTH     CLASS A CLASS R CLASS K CLASS I
PRESERVATION STRATEGY        ------- ------- ------- -------
 Management Fees               .55%    .55%    .55%    .55%
 Distribution and/or Service
  (12b-1) Fees                 .30%    .50%    .25%   None
 Other Expenses:
   Transfer Agent              .08%    .25%    .20%    .12%
   Other Expenses              .08%    .04%    .04%    .08%
                              ----    ----    ----    ----
 Total Other Expenses          .16%    .29%    .24%    .20%
 Acquired Fund Fees and
  Expenses (Underlying
  Portfolios) (a)              .06%    .06%    .06%    .06%
                              ----    ----    ----    ----
 Total Strategy Operating
  Expenses (b)                1.07%   1.40%   1.10%   0.81%
                              ====    ====    ====    ====

                                   EXAMPLES

               CLASS A CLASS R CLASS K CLASS I
               ------- ------- ------- -------
After 1 Year   $  109  $  143  $  112  $   83
After 3 Years  $  340  $  443  $  350  $  259
After 5 Years  $  590  $  766  $  606  $  450
After 10 Years $1,306  $1,680  $1,340  $1,002

(a)"Acquired Fund Fees and Expenses" are based upon the target allocation of the Strategy's assets among the Underlying Portfolios, and may be higher or lower than those shown above.
(b)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

                           WHAT IS A RULE 12B-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of this Prospectus.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is up to:

        DISTRIBUTION AND/OR SERVICE
          (RULE 12B-1) FEE (AS A
          PERCENTAGE OF AGGREGATE
         AVERAGE DAILY NET ASSETS)
        ---------------------------
Class A            0.30%*
Class R            0.50%
Class K            0.25%
Class I             None

* The Rule 12b-1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit the payments to 0.30%.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program, investments in the Strategies' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Strategy offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of Strategy shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Strategy's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Strategy's SAI. Group retirement plans also may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?

  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Strategies' principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the

AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Met Life Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investments
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange, or the Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies that may be adversely affected by price arbitrage include, in particular, those Strategies that significantly invest in small cap securities, technology and other specific industry sector securities.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES
Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.

MORE INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS
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This section of the Prospectus provides additional information about the Strategies' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Strategy's investment practices and additional descriptions of each Strategy's strategies, investments, and risks can be found in the Strategies' SAI.

DESCRIPTION OF UNDERLYING PORTFOLIOS

PRINCIPAL RISKS OF UNDERLYING PORTFOLIOS
The Underlying Portfolios have risks similar to the overall risks discussed for the Strategies above. The risks include:

.. Market Risk--risk of losses due to adverse changes in the stock or bond market.

.. Industry/Sector Risk--risk that market or economic factors affecting an industry or group of related industries in which an Underlying Portfolio is invested could have a major effect on the value of the Portfolio's investments.

.. Interest Rate Risk--risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income securities.

.. Credit Risk--risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

.. Capitalization Risk--risk that investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. An Underlying Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

.. Foreign (Non-U.S.) Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market.

.. Emerging Market Risk--increased risk of investments in emerging market securities of issuers based in countries with developing economies.

.. Currency Risk--risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

.. Derivatives Risk--risk that an Underlying Portfolio's use of derivatives may be riskier than other investment strategies and may result in greater volatility for a Strategy, particularly during periods of market declines.

.. Leverage Risk--risk that when an Underlying Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments.

.. Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

.. Management Risk--each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results.-

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
The following provides information about the objectives and policies of the Underlying Portfolios. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information:        (800) 221-5672
          For Literature:         (800) 227-4618

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein Unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of September 30, 2006, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO. The Portfolio's investment objective is total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts (called "REITs") and other real estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO. The Portfolio's investment objective is to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure of sensitivity to interest rates and varies as obligors on debt securities prepay their obligations.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO. The Portfolio's investment objective is to provide a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

ALLIANCEBERNSTEIN INFLATION-PROTECTED SECURITIES PORTFOLIO. The Portfolio's investment objective is total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 year Index, which as of October 31, 2006 was 3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO. The Portfolio's investment objective is a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $0.10 billion to approximately $6.85 billion as of October 31, 2006, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO. The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $.09 billion to $7.24 billion as of October 31, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

ADDITIONAL INVESTMENT PRACTICES
Each of the Underlying Portfolios may invest in derivatives, such as options, futures, forwards and swaps. The Underlying Portfolios also may:

..  Invest in synthetic foreign equity securities;

..  Enter into forward currency exchange contracts;

..  Enter into repurchase agreements and reverse repurchase agreements;

..  Enter into standby commitment agreements;

..  Invest in convertible securities;

..  Invest in the securities of supranational agencies and other
   "semi-governmental" issuers;

.. Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales; and

..  Invest in rights, warrants, depositary receipts, Exchange-Traded Funds
   ("ETFs"), other derivative instruments representing securities of companies or market indices, variable, floating, and inverse floating rate instruments and zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolios' investment practices and associated risks can be found in the Strategies' SAI.

DESCRIPTION OF INVESTMENT PRACTICES OF THE UNDERLYING PORTFOLIOS
DERIVATIVES Each Underlying Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. An Underlying Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

An Underlying Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Underlying Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Underlying Portfolios may use the following types of derivatives.

.. FORWARD CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Underlying Portfolios' investments in forward contracts include the following:

  --FORWARD CURRENCY EXCHANGE CONTRACTS. An Underlying Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. An Underlying Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Underlying Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Underlying Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. An Underlying Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolio.
  The Underlying Portfolios' investments include the following:

  --OPTIONS ON FOREIGN CURRENCIES. An Underlying Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by an Underlying Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, an Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs.

  --OPTIONS ON SECURITIES. An Underlying Portfolio may purchase or write a put or call option on securities. The Underlying Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Underlying Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, an Underlying Portfolio will write only "covered" options, which means writing an option for securities the Underlying Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  --OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Underlying Portfolios' investments in swap transactions include the following:

  --CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. An Underlying Portfolio may be either the buyer or seller in the transaction. If an Underlying Portfolio is a seller, the Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, an Underlying Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If an Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by an Underlying Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Portfolio.

  Credit default swaps may involve greater risks than if an Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

  --INFLATION (CPI) SWAPS. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of an Underlying Portfolio against an unexpected change in the rate of inflation measured by an inflation index. An Underlying Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Underlying Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Underlying Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by an Underlying Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

  --INTEREST RATE SWAPS, CAPS, AND FLOORS. Interest rate swaps involve the exchange by an Underlying Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Underlying Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of an Underlying Portfolio's portfolio or protecting against an increase in the price of securities an Underlying Portfolio anticipates purchasing at a later date. An Underlying Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to an Underlying Portfolio from interest rate transactions is limited to the net amount of interest payments that the Underlying Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Portfolio's risk of loss consists of the net amount of interest payments that the Underlying Portfolio contractually is entitled to receive.

..  Other Derivative Investments

  --SYNTHETIC FOREIGN EQUITY SECURITIES. The Underlying Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Underlying Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Underlying Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Underlying Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

ADJUSTABLE RATE SECURITIES
Each Underlying Portfolio may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ASSET-BACKED SECURITIES
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps an Underlying Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current SEC guidelines, the Underlying Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount an Underlying Portfolio has valued the securities. An Underlying Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-INDEXED BONDS
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Underlying Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Underlying Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If an Underlying Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Portfolio's expenses. An Underlying Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, each Underlying Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When an Underlying Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Underlying Portfolio will also receive a fee or interest on the collateral. The Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND RELATED RISKS
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose an Underlying Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Underlying Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

REPURCHASE AGREEMENTS
Each Underlying Portfolio may enter into repurchase agreements in which an Underlying Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Underlying Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit an Underlying Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, an Underlying Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
An Underlying Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that an Underlying Portfolio does not own, or if the Underlying Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Underlying Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time an Underlying Portfolio replaces the borrowed security, the Underlying Portfolio will incur a loss; conversely, if the price declines, the Underlying Portfolio will realize a short-term capital gain. Although an Underlying Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit an Underlying Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Underlying Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Underlying Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Underlying Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, an Underlying Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Portfolio.

VARIABLE, FLOATING AND INVERSE FLOATING RATE SECURITIES
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, an Underlying Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. An Underlying Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, an Underlying Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hungary                                Poland
Argentina                              India                                  Qatar
Belize                                 Indonesia                              Romania
Brazil                                 Israel                                 Russia
Bulgaria                               Jamaica                                Slovakia
Chile                                  Jordan                                 Slovenia
China                                  Kazakhstan                             South Africa
Colombia                               Lebanon                                South Korea
Costa Rica                             Malaysia                               Taiwan
Cote D'Ivoire                          Mexico                                 Thailand
Croatia                                Morocco                                Trinidad & Tobago

Czech Republic                         Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela
Dominican Republic

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
An Underlying Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, an

Underlying Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

RISKS OF INVESTMENTS IN FIXED-INCOME SECURITIES
The value of an Underlying Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, an Underlying Portfolio may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Underlying Portfolio's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Underlying Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, an Underlying Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

UNRATED SECURITIES
Unrated securities will also be considered for investment by the Underlying Portfolios when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Underlying Portfolio to a degree comparable to that of rated securities which are consistent with the Underlying Portfolio's objective and policies.

FUTURE DEVELOPMENTS
An Underlying Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Underlying Portfolios' Board of Trustees may change a Underlying Portfolio's investment objective without shareholder approval. The Underlying Portfolio will provide shareholders with 60 days' prior written notice of any change to the Underlying Portfolio's investment objective. Unless otherwise noted, all other investment policies of an Underlying Portfolio may be changed without shareholder approval.

GENERAL
The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, an Underlying Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Underlying Portfolio is included in the FINANCIAL HIGHLIGHTS section. The Underlying Portfolios are actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Underlying Portfolio may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Underlying Portfolio) debt securities. While the Underlying Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

PORTFOLIO HOLDINGS
A description of the Underlying Portfolios' policies and procedures with respect to the disclosure of the Underlying Portfolios' portfolio securities is available in the Strategies' SAI.

MANAGEMENT OF THE STRATEGIES
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INVESTMENT ADVISER
Each Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategies. For these advisory services, each of the Strategies paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

                                      FEE AS A PERCENTAGE OF
                                        AVERAGE DAILY NET    FISCAL YEAR
        STRATEGY                             ASSETS*            ENDED
        --------                      ---------------------- -----------
        AllianceBernstein
         Wealth Appreciation Strategy          .65%            8/31/06
        AllianceBernstein
         Balanced Wealth Strategy              .55%            8/31/06
        AllianceBernstein
         Wealth Preservation Strategy          .55%            8/31/06
        ----------------------------------------------------------------

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Trustees' approval of each Strategy's investment advisory agreement is available in the Strategy's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the clients of the Adviser (including a Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:


                                         PRINCIPAL OCCUPATION DURING
       EMPLOYEE; YEAR; TITLE               THE PAST FIVE (5) YEARS
       ---------------------         -----------------------------------
Thomas J. Fontaine; since inception; Senior Vice President of the
Senior Vice President of the Adviser Adviser, with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Mark A. Hamilton; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser Adviser, with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Joshua Lisser; since inception;      Senior Vice President of the
Senior Vice President of the Adviser Adviser, with which he has been associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Seth J. Masters; since inception;    Executive Vice President of the
Executive Vice President of the      Adviser, with which he has been
Adviser                              associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Christopher H. Nikolich; since       Senior Vice President of the
inception; Senior Vice President of  Adviser, with which he has been
the Adviser                          associated in a similar capacity to
                                     his current position since prior to
                                     2001.

Additional information about the Portfolio Managers may be found in the Strategies' SAI.

LEGAL PROCEEDINGS
On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the SEC and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the SEC ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. On April 21, 2006, the

Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendant's petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. This may require the Strategies to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS
Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through September 30, 2006. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2006 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. Net performance figures for the Treasury Inflation-Protected Securities (TIPS) Composite have been calculated by deducting the highest fee payable by an account of this type; 0.20% of assets, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables.

Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Bond) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The Lehman Brothers U.S. High Yield (2% Issuer Cap) Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (Commission registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

                              HISTORICAL ACCOUNTS
                            NET OF FEES PERFORMANCE
    FOR PERIODS ENDED SEPTEMBER 30, 2006, WITH THEIR AGGREGATE ASSETS AS OF
                              SEPTEMBER 30, 2006

                                      ASSETS                                       SINCE   INCEPTION
INVESTMENT TEAMS & BENCHMARKS      (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
-----------------------------      ------------- ------ ------- ------- -------- --------- ----------

Equity
-----------------------------------------------------------------------------------------------------
U.S. Large Cap Growth                $20,882.7    2.73%  9.27%   3.40%   7.97%    14.53%*  12/31/1977
  Russell 1000 Growth                             6.04%  8.36%   4.42%   5.46%
-----------------------------------------------------------------------------------------------------
U.S. Large Cap Value                 $22,434.4   14.58% 16.05%  11.21%             8.85%    3/31/1999
  Russell 1000 Value                             14.62% 17.25%  10.73%             6.97%
-----------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Value             $   740.4    8.51% 17.10%  16.18%            14.74%   12/31/2000
  Russell 2500 Value                             11.13% 18.86%  16.98%            13.46%
-----------------------------------------------------------------------------------------------------
International Large Cap Growth       $ 3,656.5   13.64% 18.87%  13.73%   6.91%     7.81%   12/31/1990
  MSCI EAFE Growth                               16.68% 19.38%  12.38%   4.18%     5.26%
-----------------------------------------------------------------------------------------------------
International Large Cap Value        $ 4,273.9   26.61% 26.69%  22.69%            18.01%    3/31/2001
  MSCI EAFE Value                                21.63% 25.23%  16.12%            11.87%
-----------------------------------------------------------------------------------------------------
Global Real Estate                   $   878.1   28.04% 29.42%                    29.42%    9/30/2003
  FTSE EPRA/NAREIT Index                         30.63% 30.49%                    30.49%
-----------------------------------------------------------------------------------------------------

TAXABLE BONDS
Intermediate Duration Bond           $   996.3    3.57%  3.45%   4.55%   6.13%     7.09%   12/31/1986
  Lehman Aggregate Bond                           3.67%  3.38%   4.81%   6.42%     7.38%
-----------------------------------------------------------------------------------------------------
High Yield Bond                      $   601.5    6.33%  7.57%   8.68%   5.28%     6.99%** 12/31/1986
  Lehman Brothers U.S. High Yield
   (2% Issuer Cap) Index                          7.24%  8.75%  10.54%   6.57%
-----------------------------------------------------------------------------------------------------
TIPS                                 $    12.5    2.07%  3.58%   5.92%             7.01%    3/31/1999
  Lehman 1-10 Year TIPS                           2.29%  3.95%   6.23%             7.27%
-----------------------------------------------------------------------------------------------------
Short Duration Bond                  $ 1,428.5    3.88%  2.30%   3.12%   4.85%     4.87%   12/31/1995
  Merrill Lynch 1-3 Year Treasury                 3.73%  1.91%   2.79%   4.79%     4.74%
-----------------------------------------------------------------------------------------------------

* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the U.S. Large Cap Growth and that benchmark for that date through 9/30/06 were 14.57% and 11.77%, respectively.
**The inception date for the Lehman Brothers U.S. High Yield (2% Issuer Cap)
  Index was January 1, 1993; the total returns for the U.S. High Yield Bond Composite and that benchmark for that date through 9/30/06 were 7.31% and 7.80%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategies. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each participant fund account in amounts up to $19 per fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategies, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Strategy or an Underlying Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Strategies are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BELOW INVESTMENT GRADE SECURITIES are securities that are rated BB (including BB+ and BB-) or lower by S&P or Ba (including Ba1, Ba2 and Ba3) or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. These securities are also known as "junk bonds."

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

DURATION As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, ex-pressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Strategy with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Strategy with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

NON-U.S. GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). The information for the most recently completed fiscal year has been audited by KPMG LLP, independent registered public accounting firm for the Strategies, whose reports, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request. The information for the prior four years (or, if shorter, the period of the Strategy's operations) has been audited by PricewaterhouseCoopers LLP, the Strategies' previous independent registered public accountants.

                                                                                             LESS DIVIDENDS AND
                                                 INCOME FROM INVESTMENT OPERATIONS              DISTRIBUTIONS
                                             -----------------------------------------  ----------------------------
                                                            NET REALIZED  NET INCREASE
                                   NET ASSET    NET        AND UNREALIZED (DECREASE) IN DIVIDENDS
                                    VALUE,   INVESTMENT    GAIN (LOSS) ON   NET ASSET    FROM NET  DISTRIBUTIONS FROM
                                   BEGINNING   INCOME        INVESTMENT    VALUE FROM   INVESTMENT    NET REALIZED
      FISCAL YEAR OR PERIOD        OF PERIOD (LOSS) (A)     TRANSACTIONS   OPERATIONS     INCOME         GAINS
      ---------------------        --------- ----------    -------------- ------------- ---------- ------------------
ALLIANCEBERNSTEIN
WEALTH APPRECIATION STRATEGY
 CLASS A
 Year ended 8/31/06...............  $12.74     $ .06           $1.67          $1.73       $(.05)         $(.03)
 Year ended 8/31/05...............   10.91       .04(b)         1.88           1.92        (.07)          (.02)
 Period from 9/2/03* to 8/31/04...   10.00       .03(b)(c)       .91            .94        (.03)          0.00
 CLASS R
 Year ended 8/31/06...............  $12.69     $(.04)          $1.71          $1.67       $(.06)         $(.03)
 Year ended 8/31/05...............   10.89      (.02)(b)        1.91           1.89        (.07)          (.02)
 Period from 9/2/03* to 8/31/04...   11.29       .02(b)         (.42)          (.40)       0.00           0.00
 CLASS K
 Year ended 8/31/06...............  $12.74     $ .05           $1.68          $1.73       $(.09)         $(.03)
 Period from 3/1/05** to 8/31/05..   12.19       .01             .54            .55        0.00           0.00
 CLASS I
 Year ended 8/31/06...............  $12.75     $ .13           $1.65          $1.78       $(.09)         $(.03)
 Period from 3/1/05** to 8/31/05..   12.19       .03             .53            .56        0.00           0.00
ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY
 CLASS A
 Year ended 8/31/06...............  $11.96     $ .24           $ .93          $1.17       $(.23)         $(.04)
 Year ended 8/31/05...............   10.78       .17(b)         1.24           1.41        (.22)          (.01)
 Period from 9/2/03* to 8/31/04...   10.00       .15(b)(c)       .73            .88        (.10)          0.00
 CLASS R
 Year ended 8/31/06...............  $11.95     $ .13           $1.00          $1.13       $(.19)         $(.04)
 Year ended 8/31/05...............   10.77       .18(b)         1.20           1.38        (.19)          (.01)
 Period from 9/2/03* to 8/31/04...   10.99       .08(b)         (.25)          (.17)       (.05)          0.00
 CLASS K
 Year ended 8/31/06...............  $11.96     $ .19           $ .97          $1.16       $(.23)         $(.04)
 Period from 3/1/05** to 8/31/05..   11.61       .04(b)          .41            .45        (.10)          0.00
 CLASS I
 Year ended 8/31/06...............  $11.96     $ .29           $ .92          $1.21       $(.27)         $(.04)
 Period from 3/1/05** to 8/31/05..   11.61       .09             .37            .46        (.11)          0.00
ALLIANCEBERNSTEIN
WEALTH PRESERVATION STRATEGY
 CLASS A
 Year ended 8/31/06...............  $11.17     $ .27           $ .47          $ .74       $(.24)         $(.01)
 Year ended 8/31/05...............   10.62       .19(b)          .64            .83        (.25)          (.02)
 Period from 9/2/03* to 8/31/04...   10.00       .18(b)(c)       .55            .73        (.11)          0.00
 CLASS R
 Year ended 8/31/06...............  $11.18     $ .16           $ .55          $ .71       $(.19)         $(.01)
 Year ended 8/31/05...............   10.62       .17(b)          .64            .81        (.22)          (.02)
 Period from 2/17/04** to 8/31/04.   10.66       .11(b)(c)      (.09)           .02        (.06)          0.00
 CLASS K
 Year ended 8/31/06...............  $11.17     $ .18           $ .56          $ .74       $(.24)         $(.01)
 Period from 3/1/05** to 8/31/05..   10.98       .06(b)          .24            .30        (.11)          0.00
 CLASS I
 Year ended 8/31/06...............  $11.16     $ .30           $ .49          $ .79       $(.28)         $(.01)
 Period from 3/1/05** to 8/31/05..   10.98       .10(b)          .21            .31        (.12)          0.00

Please refer to the footnotes on page 43.

                                                            RATIOS/SUPPLEMENTAL DATA
                                           --------------------------------------------------
                                  TOTAL      NET            RATIOS TO AVERAGE
                          NET   INVESTMENT  ASSETS           NET ASSETS OF:
               TOTAL     ASSET    RETURN    END OF  ---------------------------
             DIVIDENDS   VALUE,  BASED ON   PERIOD  EXPENSES, NET OF EXPENSES, BEFORE     NET          PORTFOLIO
TAX RETURN      AND      END OF NET ASSET   (000'S      WAIVERS/         WAIVERS/      INVESTMENT      TURNOVER
OF CAPITAL DISTRIBUTIONS PERIOD VALUE (D)  OMITTED)  REIMBURSEMENTS   REIMBURSEMENTS     INCOME          RATE
---------- ------------- ------ ---------- -------- ---------------- ---------------- ----------       ---------
    -0-        $(.08)    $14.39   13.64%   $526,745       1.13%            1.13%          .41%              1%
    -0-         (.09)     12.74   17.68     261,218       1.33(f)          1.33(f)        .35(b)           32
    -0-         (.03)     10.91    9.36      91,136       1.55(e)          2.03(e)        .33(b)(c)(e)     28

    -0-        $(.09)    $14.27   13.20%   $  6,185       1.46%            1.46%         (.33)%             1%
    -0-         (.09)     12.69   17.37         117       1.67(f)          1.67(f)       (.17)(b)          32
    -0-         0.00      10.89   (3.54)         10       1.70(e)          2.18(e)        .32(b)(c)(e)     28

    -0-        $(.12)    $14.35   13.60%   $  7,850       1.15%            1.15%          .38%              1%
    -0-         0.00      12.74    4.51          10       1.35(e)(f)       1.35(e)(f)     .24(e)           32

    -0-        $(.12)    $14.41   14.03%   $ 16,452        .84%             .84%          .98%              1%
    -0-         0.00      12.75    4.59          10       1.05(e)(f)       1.05(e)(f)     .54(e)           32


    -0-        $(.27)    $12.86    9.94%   $934,926        .99%             .99%         1.91%              1%
    -0-         (.23)     11.96   13.22     522,962       1.13(f)          1.13(f)       1.45(b)           59
    -0-         (.10)     10.78    8.83     185,724       1.25(e)          1.67(e)       1.57(b)(c)(e)     59

    -0-        $(.23)    $12.85    9.53%   $  3,651       1.33%            1.35%         1.07%              1%
    -0-         (.20)     11.95   12.95         233       1.40(f)          1.42(f)       1.57(b)           59
    -0-         (.05)     10.77   (1.54)         10       1.40(e)          1.79(e)       1.48(b)(c)(e)     59

    -0-        $(.27)    $12.85    9.85%   $  7,194       1.05%            1.05%         1.55%              1%
    -0-         (.10)     11.96    3.88         103       1.15(e)(f)       1.37(e)(f)     .88(b)(e)        59

    -0-        $(.31)    $12.86   10.26%   $ 19,723        .71%             .71%         2.33%              1%
    -0-         (.11)     11.96    4.02          10        .88(e)(f)        .88(e)(f)    1.49(b)           59


    -0-        $(.25)    $11.66    6.71%   $268,341       1.02%            1.02%         2.42%              2%
   (.01)        (.28)     11.17    7.91     166,006       1.20(f)          1.21(f)       1.74(b)           81
    -0-         (.11)     10.62    7.31      64,467       1.26(e)          1.91(e)       1.90(b)(c)(e)    126

    -0-        $(.20)    $11.69    6.41%   $  5,120       1.34%            1.36%         1.53%              2%
   (.01)        (.25)     11.18    7.70         888       1.40(f)          1.54(f)       1.46(b)           81
    -0-         (.06)     10.62     .21          12       1.40(e)          2.10(e)       1.91(b)(c)(e)    126

    -0-        $(.25)    $11.66    6.68%   $  1,000       1.04%            1.04%         1.71%              2%
   0.00(g)      (.11)     11.17    2.80          84       1.15(e)(f)       1.39(e)(f)    1.22(b)(e)        81

    -0-        $(.29)    $11.66    7.11%   $  2,440        .75%             .75%         2.81%              2%
   (.01)        (.13)     11.16    2.84          10        .90(e)(f)        .95(e)(f)    1.85(e)           81

--------
+ Amount in parentheses is less than $.005.
++The Strategy changed its fiscal year end from April 30 to August 31.
* Commencement of operations.
**Commencement of distribution.
(a)Based on average shares outstanding.
(b)Net of expenses waived and reimbursed by the Adviser.
(c)Net of expenses waived and reimbursed by the Transfer Agent.
(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)Annualized.
(f)Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.
(g)Amount is less than $(.0005).

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the NYAG requires the Strategies to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
-------------------------------------------------------------------------------
                                                    HYPOTHETICAL
                        HYPOTHETICAL                  EXPENSES     HYPOTHETICAL
           HYPOTHETICAL PERFORMANCE   INVESTMENT   (ANNUAL EXPENSE    ENDING
YEAR        INVESTMENT    EARNINGS   AFTER RETURNS RATIO = 1.20%)   INVESTMENT
----       ------------ ------------ ------------- --------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  545.65     $ 9,933.11
2           $ 9,933.11   $  496.66    $10,429.76      $  125.16     $10,304.60
3           $10,304.60   $  515.23    $10,819.83      $  129.84     $10,690.00
4           $10,690.00   $  534.50    $11,224.50      $  134.69     $11,089.80
5           $11,089.80   $  554.49    $11,644.29      $  139.73     $11,504.56
6           $11,504.56   $  575.23    $12,079.79      $  144.96     $11,934.83
7           $11,934.83   $  596.74    $12,531.57      $  150.38     $12,381.19
8           $12,381.19   $  619.06    $13,000.25      $  156.00     $12,844.25
9           $12,844.25   $  642.21    $13,486.46      $  161.84     $13,324.62
10          $13,324.62   $  666.23    $13,990.86      $  167.89     $13,822.97
-------------------------------------------------------------------------------
Cumulative               $5,679.10                    $1,856.13

                  ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
-------------------------------------------------------------------------------
                                                    HYPOTHETICAL
                        HYPOTHETICAL                  EXPENSES     HYPOTHETICAL
           HYPOTHETICAL PERFORMANCE   INVESTMENT   (ANNUAL EXPENSE    ENDING
YEAR        INVESTMENT    EARNINGS   AFTER RETURNS RATIO = 1.06%)   INVESTMENT
----       ------------ ------------ ------------- --------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  531.57     $ 9,947.18
2           $ 9,947.18   $  497.36    $10,444.54      $  110.71     $10,333.83
3           $10,333.83   $  516.69    $10,850.52      $  115.02     $10,735.50
4           $10,735.50   $  536.78    $11,272.28      $  119.49     $11,152.79
5           $11,152.79   $  557.64    $11,710.43      $  124.13     $11,586.30
6           $11,586.30   $  579.32    $12,165.62      $  128.96     $12,036.66
7           $12,036.66   $  601.83    $12,638.49      $  133.97     $12,504.53
8           $12,504.53   $  625.23    $13,129.75      $  139.18     $12,990.58
9           $12,990.58   $  649.53    $13,640.11      $  144.59     $13,495.52
10          $13,495.52   $  674.78    $14,170.30      $  150.21     $14,020.09
-------------------------------------------------------------------------------
Cumulative               $5,717.91                    $1,697.83

                ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
-------------------------------------------------------------------------------
                                                    HYPOTHETICAL
                        HYPOTHETICAL                  EXPENSES     HYPOTHETICAL
           HYPOTHETICAL PERFORMANCE   INVESTMENT   (ANNUAL EXPENSE    ENDING
YEAR        INVESTMENT    EARNINGS   AFTER RETURNS RATIO = 1.08%)   INVESTMENT
----       ------------ ------------ ------------- --------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  533.58     $ 9,945.17
2           $ 9,945.17   $  497.26    $10,442.43      $  112.78     $10,329.65
3           $10,329.65   $  516.48    $10,846.13      $  117.14     $10,728.99
4           $10,728.99   $  536.45    $11,265.44      $  121.67     $11,143.78
5           $11,143.78   $  557.19    $11,700.97      $  126.37     $11,574.60
6           $11,574.60   $  578.73    $12,153.33      $  131.26     $12,022.07
7           $12,022.07   $  601.10    $12,623.17      $  136.33     $12,486.84
8           $12,486.84   $  624.34    $13,111.18      $  141.60     $12,969.58
9           $12,969.58   $  648.48    $13,618.06      $  147.08     $13,470.99
10          $13,470.99   $  673.55    $14,144.54      $  152.76     $13,991.78
-------------------------------------------------------------------------------
Cumulative               $5,712.33                    $1,720.57

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
Each Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategies' SAIs and the independent registered public accounting firm's report and financial statements in each Strategy's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

BY PHONE: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

ON THE INTERNET: www.sec.gov

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

AllianceBernstein Portfolios: SEC File No. 811-05088

..  Wealth Appreciation Strategy
..  Balanced Wealth Strategy
..  Wealth Preservation Strategy
..  Tax-Managed Wealth Appreciation Strategy
..  Tax-Managed Balanced Wealth Strategy
..  Tax-Managed Wealth Preservation Strategy


  PRIVACY NOTICE
  (THIS INFORMATION IS NOT PART OF THE PROSPECTUS.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                                             PRO-RTMT-0106-1206